UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

PARNASSUS FUNDS®

ANNUAL REPORT  ¡  DECEMBER 31, 2011

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Annual Report • 2011

February 10, 2012

Dear Shareholder:

Last year was a very difficult year for all investors, including shareholders of the Parnassus Funds. There was extreme volatility in the capital markets as stocks took heart-stopping plunges, only to be followed by remarkable recoveries. Economic problems are plaguing Europe, Asia and the Americas. Despite all this, the U.S. economy is making a slow, but steady recovery.

For 2011, three of our six funds beat their Lipper peers: the Equity Income Fund, the Mid-Cap Fund and the Fixed-Income Fund. Although the other three funds, the Parnassus Fund, the Workplace Fund and the Small-Cap Fund, all underperformed for the year, they are each substantially ahead of their Lipper peers and their market benchmarks for the three- and five-year periods.

I would like to thank all of you for investing with Parnassus. We’ll continue to work hard, investing in responsible companies that are good businesses and that are selling at attractive valuations.

Yours truly,

Jerome L. Dodson

President

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS FUND

Ticker: PARNX

As of December 31, 2011, the net asset value per share (“NAV”) of the Parnassus Fund was $35.23, so after taking dividends into account, the total return for the quarter was 17.33%. This compares to 11.80% for the S&P 500 Index (“S&P 500”) and 10.82% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we beat both our benchmarks by substantial amounts.

If we were to look at just the quarter, I would be delighted with our performance. Unfortunately, we have to look at our quarterly returns in the context of the entire year. For the year, we show a loss of 5.01%, compared to a gain of 2.09% for the S&P 500 and a loss of 2.68% for the Lipper average. As you can see, despite the strong quarter, we are far below our benchmarks for the year. Essentially, we fell into such a deep hole during the year, that the fourth quarter results were only a start to digging ourselves out. I’ll give more details on how we fell into that hole in the first place in the company analysis section.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. As you can see from the table, we’re lagging the indices for the one- and ten-year periods, but we’re substantially ahead of the benchmarks for the three- and five-year periods. On page 8 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last ten years.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Fund	-5.01	17.93	2.64	1.55	0.97	0.97

S&P 500 Index	2.09	14.11	-0.25	2.92	NA	NA

Lipper Multi-Cap Core Average	-2.68	14.43	-0.65	3.50	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

As I indicated earlier, 2011 was a very disappointing year for the Fund. Most of that disappointment was caused by weak performance in three industries in which we held substantial positions: telecommunications equipment, home-building and consumer electronics. In the case of telecom equipment, I looked at the rate of growth in electronic devices and the amount of data they were sending and receiving over telecom networks. Cell phones, smart phones, iPads, personal computers and many other kinds of devices are sending more and more streams of data every day across their networks. These communications networks have only a limited capacity to handle all that traffic. At some point, the big telephone companies will have to make enormous investments in telecom equipment to keep up with the growth in that traffic. Many forecasters predicted that this increase in capital expenditures would come in the second half of 2011. Accordingly, I bought stocks that would benefit from this expected increase in telecom investments including Finisar and Ciena, both of whom make equipment used in optical networks. Unfortunately, this expected increase in capital expenditures did not occur, and Finisar and Ciena were the two stocks that hurt our performance the most in 2011.

Finisar sank 43.6% during the year from $29.69 to $16.75, slicing an astonishing $1.08 off the value of each Parnassus share. In 2010, Finisar had been one of our best-performing stocks, as sales of its optical-networking equipment skyrocketed, pushing up the stock an amazing 233% from $8.92 to $29.69 for a gain of 32¢ on the NAV. In early 2011, weakness in the Chinese

Annual Report • 2011	PARNASSUS FUNDS

telecommunications market and an inventory correction brought soaring sales to a screeching halt. “Inventory correction” is a very innocuous-sounding term, but it can mean big swings in quarter-to-quarter earnings. Because the company’s products had been so much in demand, there were long lead times between when a customer ordered and when it could get delivery. During these times of perceived shortages, customers tended to order more products than they needed for their immediate use, so they would have plenty of inventory available. When lead times are reduced, customers feel more comfortable and figure they can get more supply whenever they need it, so they reduce orders or even stop ordering completely—at least for a while. This is what happened to Finisar. The weakness in China, the inventory correction and the less-than-anticipated capital expenditures by the telecommunications service-providers all combined to wreak havoc with the company’s stock.

We plan to continue holding Finisar’s stock, since we think there is a lot of upside potential in 2012. The inventory correction appears to be over, Finisar has great products, and at some point, the telecom service-providers will have to make big investments in their optical networks.

Ciena is another manufacturer of optical equipment, and its stock sank 42.5% from $21.05 to $12.10 by the end of the year, for a loss of 80¢ for each fund share. The stock did very well early in the year, climbing 23.3% from $21.05 to $25.96 for a gain of 45¢ on the NAV during the first quarter. Anticipation of stronger second-half capital expenditures by telecom service providers powered the issue, but the stock collapsed with the weak economy and the decision by the carriers not to increase capital spending.

Two of our home-builders also contributed to our disappointing performance last year. KB Homes dropped 41.9% from $13.49 at the beginning of the year to $7.84, where we sold it for a loss of 61¢ for each fund share. We sold KB because it was financially the weakest of our homebuilders. We do, however, still have three homebuilders in the portfolio: Toll Brothers, PulteGroup and DR Horton. PulteGroup dropped 16.1% from $7.52 to $6.31 during the year for a loss of 35¢ for each Parnassus share.

We’re keeping our home-builders in the portfolio despite the difficult conditions in the housing market. Here’s our rationale: last year, builders started construction on about 600,000 homes in the United States—a very low number. Each year, about 300,000 homes are demolished for various reasons. To accommodate population growth (through births and immigration, net of deaths and emigration) we need 1.2 million homes per year, so the total new construction needed is 1.5 million. As you can see, we’re building less than half the new homes needed each year. At some point, builders have to increase the number of homes under construction.

Right now, housing is very affordable. Prices have come down sharply from the peak—somewhere around 40% depending on the region. Interest rates are at historically low levels—4% or even below. Given this situation, people should be buying homes at unprecedented rates and business should be booming for home-builders. The fact is, though, that business is not booming.

The main problem is lack of jobs. About seven million jobs were lost since the start of the financial crisis in 2008. At the present time, new job creation is only running around 100,000 per month. If that number doesn’t pick up, it will take us around six years to get back those lost jobs. Usually when we come out of a recession, job growth surges and usually averages around 200,000 to 400,000 new jobs per month during the early part of the recovery. If we had job growth of around 300,000 per month, it would only take us around two years to make up for all those lost jobs.

Parnassus Fund as of December 31, 2011 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	6.4%

Cisco Systems Inc.	6.4%

Intel Corp.	6.0%

Wells Fargo & Co.	5.6%

QUALCOMM Inc.	5.0%

Google Inc.	4.9%

DR Horton Inc.	4.6%

Toll Brothers Inc.	4.6%

Ciena Corp.	4.4%

W&T Offshore Inc.	4.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2011

Normally, the housing market picks up after a recession, because home prices and interest rates are low. A lot of new jobs are normally created by this pick-up in housing, including industries like construction, furniture, home furnishings, building materials, landscaping and commodities. What’s different this time is that home-building has not picked up. This is partially due to competition from foreclosed homes, but there are other factors at work.

One of them is a cautious stance by lenders. After being very careless in their lending standards during the 2005-2007 period, banks and other lenders have become much more restrictive. Even though interest rates are low and housing is very affordable, people are not buying homes to any great degree. This is primarily because of the job situation. Even people

Value on December 31, 2011 of $10,000 invested on December 31, 2001

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

who are working are reluctant to buy a new home if their neighbor lost a job or if they’re afraid of losing a job themselves.

This is truly a vicious circle. Weakness in the housing market hurts job creation, and weak job creation hurts the demand for housing. At some point, though, people will start buying homes in greater numbers, construction will pick up, new jobs will be created and this will fuel more demand for housing. This is the way it has always worked, and at some point it will happen again. Unfortunately, it’s impossible to predict exactly when this will happen. If the most recent recession were more typical, the housing market would have picked up at the end of 2009—about a year after the recession ended. By my reckoning, a housing pick-up is two years overdue. In any case, it should happen before too long, and at that point homebuilding stocks should move much higher.

There are already some glimmers of hope on the horizon, as prices seem to be firming and sales are picking up. The three housing stocks in our portfolio reflected these improved statistics. For the fourth quarter of 2011, DR Horton’s stock rose 39.5% from $9.04 to $12.61, Toll Brothers rose 41.5% from $14.43 to $20.42 and PulteGroup rose 59.8% from $3.95 to $6.31. They are still trading at very depressed levels, but they have moved much higher. It’s possible that this may signal the start of a recovery in housing.

The two stocks tied to consumer electronics that hurt the Fund during the year are Corning and MIPS Technologies. Corning makes special glass for computer screens, high-definition television sets, smart phones and other consumer electronic devices. Manufacturers reduced orders for glass, because they expected weaker sales of consumer-electronic items. At the end of November, Corning announced that it was temporarily shutting down 25% of its manufacturing capacity for special glass. The stock fell 32.8% during the year from $19.32 to $12.98, resulting in a loss of 40¢ per fund share.

MIPS Technologies designs the architecture for special semiconductors known as embedded processors and collects royalties for use of its designs in consumer products such as digital televisions, set-top boxes, WiFi access points and routers, as well as communication and entertainment products. The stock sank 41.9% from our average cost of $8.57, where we bought it during the year, to $4.98, where we sold it in the fourth quarter. Weak demand for consumer electronics sent the stock on a downward spiral. We bought the stock in hopes that its design for smart-phone processors would be accepted by a number of manufacturers who would achieve substantial sales with the MIPS design. Unfortunately, we came to the conclusion that MIPS could not break into the smart phone market in a substantial way, so we sold our shares.

The other stock that hurt the Fund during the year was Hewlett-Packard (HP), which sliced 78¢ off the NAV, as its stock dropped 38.8% from $42.10 to $25.76. In the last quarterly report, I wrote how a once-great company like HP had suffered a sharp decline, because of a dysfunctional board and weak management at the top. I indicated that we were still hanging on because the company still had some good products, and there were still some good people working there. Moreover, the stock was trading at very depressed levels. Since then, I have decided to exit the position, because there are a lot of other stocks trading at depressed levels that have better management and more upside potential.

Annual Report • 2011	PARNASSUS FUNDS

Despite the difficult year for the Parnassus Fund, there were three stocks that each contributed 40¢ or more to the NAV. Our biggest winner was MasterCard, one of the world’s largest payment processors, whose stock soared 42.0% from $224.11 at the beginning of the year to $318.30, where we sold it late in the year. The stock added 69¢ to each fund share. At the beginning of 2011, the stock was under pressure because the Federal Reserve, acting under the Dodd-Frank Act’s Durbin Amendment, proposed reducing debit card fees from 44¢ to 12¢, a drop of 73%. In June, the Fed softened its original rule, establishing a 24¢ limit, or a 45% reduction. The Durbin Amendment also requires debit-card issuers to offer two unaffiliated networks for processing transactions, and this enables MasterCard to gain market share from Visa, the market-leader. The company reported strong earnings throughout the year.

Valeant Pharmaceuticals, a diversified drug company, added 45¢ to the NAV, as its stock climbed 33.4% from our cost of $36.80 to $49.09, where we sold it early in the year, because this equity met our target price. Earnings surged for the company, both because of strong performance in emerging markets and higher earnings in its U.S. and Canadian dermatology business.

W&T Offshore, an oil- and gas-producer, contributed 42¢ to the value of each fund share, as its stock climbed 18.7% from $17.87 to $21.21. Profits increased for W&T in 2011, as oil prices climbed from $91.38 to $99.65 a barrel, because of supply disruptions in Libya. The company also announced significant acquisitions of onshore oil assets in the West Texas Permian Basin, which diversified the company’s assets and provided significant growth opportunities.

Outlook and Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

All three of my funds underperformed this year and all three lost money. This is the first time that has happened since the Small-Cap Fund and the Workplace Fund were established in 2005. Although the quotations for the funds and the stocks in them are down, I don’t think this means a permanent loss of capital for the Fund, or for our shareholders who maintain a long-term approach to investing. I can’t control what the market will pay for a given security at a given point in time, but I can make sure that we buy good businesses at prices that are below our estimates of intrinsic value. The market value of our stocks moved higher early in the year, then dropped as the economic outlook turned bleak and the stock market became very volatile. Investors sold off our stocks at prices that I consider far below fair value. Right now, my view is that stocks in the portfolios are undervalued.

It already looks as if our stocks are making a comeback in the fourth quarter. All three funds had substantial gains in the last three months of the year, with the Parnassus Fund up 17.33%, the Small-Cap Fund up 10.53% and the Workplace Fund up 13.48%. I expect this trend to continue into 2012. Economic indicators are looking better, including more jobs and an increase in manufacturing.

Given this outlook, I don’t plan to make major changes in the portfolios. When the recovery strengthens, our portfolios should do very well.

For December, there was a net increase of 200,000 jobs added to the American economy—up from a gain of 100,000 in the previous month. If this trend continues, the housing market will improve and our homebuilders should make some strong gains. As I indicated in the company analysis section, housing and jobs are closely related. More jobs will mean more housing construction, and the vicious circle I described earlier will become a virtuous circle with new construction creating more jobs and more jobs creating demand for more housing.

The telecommunications stocks we own should also do well with an economic recovery. As the economy picks up, people will buy more electronic devices that send and receive data across the internet, and service providers will have to invest more to expand their networks. This will give a big boost to our telecommunications stocks.

Nothing is guaranteed, of course, but I feel much more positive about the economy and our investments than I did about three months ago.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2011, the NAV of the Parnassus Equity Income Fund-Investor Shares was $26.35. After taking dividends into account, the total return for the quarter was 11.01%. This compares to an increase of 11.80% for the S&P 500 Index (“S&P 500”) and an increase of 11.82% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). For the year, the Fund rose 3.13% versus 2.09% for the S&P 500 and 3.11% for the Lipper average.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Equity Income Fund Investor Shares	3.13	13.07	4.92	6.18	0.99	0.99

Parnassus Equity Income Fund Institutional Shares	3.40	13.40	5.15	6.31	0.75	0.75

S&P 500 Index	2.09	14.11	-0.25	2.92	NA	NA

Lipper Equity Income Fund Average	3.11	13.29	0.44	4.42	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 5.86%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2012 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

The Fund had a good year, outperforming the S&P 500 and the Lipper average during a volatile market. Our investment philosophy is to own undervalued companies that sell increasingly relevant products with sustainable competitive advantages. This strategy has provided superb long-term results. Our five- and ten-year returns beat the S&P 500 by substantial margins. While the Fund has underperformed the S&P 500 over the past three years, I’m pleased with its 13.07% return, given my emphasis on risk management.

To the left is a table comparing the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. On page 12 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last ten years.

2011 Review

The S&P 500 had a volatile year, ranging from a year-to-date gain of 8.9% on May 2nd to a year-to-date loss of 11.3% on October 3rd. Amazingly, this tug-of-war ended with the index at the same place as a year before, with the entire annual return coming from dividends. Stocks got a boost from huge deficit spending and continued low interest rates, both of which helped corporate profits stay high. On the other hand, the European sovereign debt crisis showed that the global economy is still fragile with potentially extreme downside risks. During this turbulent year, my focus remained simple: own undervalued companies with increasingly relevant products and durable competitive advantages. I also avoided companies with excessive debt or risks that my team couldn’t accurately measure.

This strategy enabled the Fund to gain 3.13%, which beat the 2.09% return for the S&P 500. The Fund’s biggest contributor to its outperformance was the technology sector, which added 68 basis points (one basis point equals 0.01%) versus the index. It’s amazing that technology helped the Fund so much, considering that we owned Hewlett-Packard and didn’t own Apple, two decisions that reduced our return relative to the index by a combined 1.6%.

Annual Report • 2011	PARNASSUS FUNDS

Our second biggest contributor to outperformance in 2011 was the materials sector, which added 54 basis points of outperformance. Our investments in this sector actually rose 13.3% during 2011, while the average materials stock in the S&P 500 fell 9.3%.

The Fund generated slight outperformance from the industrial, energy-utility and healthcare sectors, and was held back by the financials and telecommunications sectors. The only sector that had a significantly negative impact on the Fund was consumer staples, which trimmed our lead by 51 basis points versus the S&P 500. While we owned good companies, such as CVS Caremark, Procter & Gamble and foodservice company Sysco, our investments rose only 7.2%, much less than the

13.9% return for the S&P 500’s consumer staples category.

Company Analysis

The Fund had four companies that reduced the NAV by at least 16¢. Our biggest loser was Hewlett-Packard (HP), which plunged 38.8% during the year from $42.10 per share to $25.76, trimming 30¢ off the NAV. Given HP’s legacy as an innovator and technology titan dating back to the 1950s, it was a deeply disappointing year for the company.

Heading into 2011, I had concerns about HP’s new CEO Leo Apotheker and the company’s struggling PC segment, but I liked its server, storage and printing businesses. I thought the company would meet its long-term goal of growing earnings from around $5.00 per share in 2011 to $7.00 by 2014. With the stock trading at six times its 2014 earnings expectation, HP seemed to have considerable upside potential. Unfortunately, what transpired in 2011 was a terrible combination of management missteps, highlighted by an over-priced $10.3 billion deal to buy U.K. software company Autonomy. In addition, HP’s competitive position worsened in 2011, especially in its PC and business services divisions.

Despite a brutal year for HP, I’ve held onto the shares. I think the tide started to turn in late September when HP’s board announced that it was replacing Mr. Apotheker with Meg Whitman, the former CEO of eBay. In mid-December, Parnassus senior analyst Lori Keith met with Ms. Whitman at HP headquarters, and left the meeting thinking that she could rebuild the company. HP still has valuable competitive advantages in hardware and infrastructure technology, which should help the company remain relevant in the server, storage and printing markets. Management is also pushing hard to build a stronger software business with enhanced cloud computing and data-analytics capabilities.

Cisco Systems, the large computer networking company, declined 10.6% during 2011 to $18.08 per share from $20.23, reducing the NAV by 24¢. The company had a very bad first half of the year, and the stock fell to a low of $13.30 per share in August. The cause of this drop was the company’s announcement that demand from governments, financial firms and telecommunications customers would be weak for several quarters. Additionally, investors worried that Cisco was losing share in its routing and core switching businesses, which comprise almost half of the company’s revenues. In response to these problems, Cisco announced a significant restructuring plan, which featured cost reduction and a scaling back of non-core businesses. These actions seem to be working, as Cisco reported promising results in the second half of 2011.

Parnassus Equity Income Fund as of December 31, 2011 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Waste Management Inc.	6.1%

Procter & Gamble Co.	5.3%

Google Inc.	4.2%

Gilead Sciences Inc.	4.2%

Teleflex Inc.	4.1%

Questar Corp.	3.6%

Sysco Corp.	3.4%

CVS Caremark Corp.	3.2%

MasterCard Inc.	3.1%

Target Corp.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2011

JPMorgan’s stock fell 19.4% from $42.42 to our average selling price of $34.18, which reduced the Fund’s NAV by 21¢. While JPMorgan is one of the strongest global banks and is run by the talented Jamie Dimon, I sold the stock because of increasing risks related to the European debt crisis and regulation.

Plains Exploration and Production reduced the NAV by 19¢, as its stock fell 15.4% from our average cost of $34.78 to our average selling price of $29.41. I bought the stock because Plains has low-cost, long-lived oil reserves in California and Texas. In addition, the company has a good environmental record and a lot of acreage to fuel future growth. While these positives are still there, I sold the stock because the company may incur significant debt going forward: its cost of drilling wells currently exceeds its operating cash flow.

Value on December 31, 2011 of $10,000 invested on December 31, 2001

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund had six stocks that each increased the NAV by at least 15¢. MasterCard, the payment processing company, rose an amazing 66.4% during 2011 from $224.11 per share to $372.82 adding 46¢ to the Fund’s NAV. The company began 2011 with a murky regulatory outlook, as the Federal Reserve had not yet released its final debit fee rules. At the time, investors worried that the Federal Reserve would cut MasterCard’s debit-card “swipe-fees” to around 12¢ per transaction from 44¢ before the rule change. We bought a significant position in MasterCard after Parnassus senior analyst Matt Gershuny convinced me that investors were anticipating a near worst-case scenario for Senator Durbin’s legislation.

MasterCard’s stock soared in June when the Federal Reserve announced its final rules, which set the swipe fee at a higher-than-expected 24¢ per transaction. The stock continued to move up in the second half of 2011 after the company reported strong earnings growth that exceeded 35% for both the May and October quarters.

Valeant Pharmaceuticals had a fantastic year, and its stock boosted the Fund’s NAV by 27¢. The stock began the year at $28.29 per share and soared 74.9% by the time we sold it in May for an average price of $49.48. The big catalysts for the stock were Valeant’s successful integration of acquisitions, superb international growth, new dermatology products and a plan to acquire drug maker Cephalon.

We repurchased Valeant shares in September for an average cost of $37.85, and the stock subsequently rose 23.4% to its year-end price of $46.69. We bought the stock after it had dropped when pharmaceuticals giant Teva outbid Valeant to win control of Cephalon. Valeant’s stock bounced back by year-end after the company reported strong third quarter results and announced another attractive acquisition.

Google, the world’s leading internet search business, rose 8.7% from $593.97 to $645.90 and added 20¢ to the NAV. The company continued to strengthen its search, mobile and display advertising businesses in 2011.

Teleflex, a maker of single-use medical devices such as catheters, added 16¢ to the Fund’s NAV as its stock rose 13.9% for the year from $53.81 to $61.29. After several years of divesting a non-core division serving the automotive, aerospace and marine industries, Teleflex finally became a pure-play healthcare company in 2011. The stock rose, as investors now see a clear path to higher margins and consistent organic growth.

Gen-Probe, a company that sells molecular diagnostic equipment to screen blood and diagnose diseases, boosted the NAV by 15¢, even though its stock price increased just 1.3% in 2011 from $58.35 to $59.12. On April 28th, a rumor surfaced that Gen-Probe might be acquired. In response, the stock jumped 13% that day and soon reached a high of $87. Given the abrupt move in the stock, we trimmed our Gen-Probe position from 3% of Fund’s assets to 1% during the second quarter, realizing an average selling price of $82.30 per share.

Annual Report • 2011	PARNASSUS FUNDS

Questar, a Utah-based natural gas utility, pipeline operator and energy production company, also boosted the NAV by 15¢, as the stock rose 14.1% from $17.41 per share to $19.86. The company is a unique, high-return, high-growth utility that was spun off from QEP Resources in 2010. I think this utility is a great long-term investment that can generate growth and dividends for many years to come.

Outlook and Strategy

The range of possible outcomes for the economy and financial markets for 2012 is unusually wide. In the bullish scenario, the world’s central bankers will likely play an important role. Since 2009, these bankers have been able to pull various levers to help the global economy avoid a disastrous downturn. If the economy finally breaks out of its doldrums in 2012, they should get credit for keeping business moving long enough for the animal spirits in the private market to come alive again. If a robust recovery comes this year, I’d expect earnings to grow, unemployment to abate and stock markets to rise meaningfully.

If this scenario plays out, our strategy is to gain as much as possible, within the limits imposed by our risk management discipline. Going back to 2007, there have been four calendar years in which the stock market has registered a positive return. In three of those four, the Fund beat the index, including in 2009, when the stock market rallied an amazing 26.5%. I certainly hope that the stock market is up this year, and if it is, that we once again outperform a rising index.

Unfortunately, I think the more likely scenario is that business activity will remain subdued. It’s even possible that there will be a worsening of the European debt crisis, a significant slowdown in China and a stalled, zero-growth economy in North America. These factors, and many others that we can’t possibly anticipate, would impact our portfolio companies and their stocks in various negative ways. Since U.S. corporate profit margins are unusually high at the moment, if Europe enters recession and the North American economy weakens, net incomes could drop for many companies, including those in the portfolio. Because most analysts expect record margins to continue, earnings would miss expectations in this scenario, leading to a stock market correction.

If this happens, my strategy would be to limit losses as much as possible. The reason I care so much about downside protection is simple: it’s far easier to recoup small losses than large ones. In fact, a significant contributor to our outperformance for the last five years is that the Fund suffered a much smaller loss in the 2008-2009 bear market than the index, and therefore recovered from that loss much faster in the subsequent bull market.

The Fund’s three biggest underweighted sectors versus the index are financials, energy and consumer discretionary. Our major overweighted sectors are healthcare, utilities and consumer staples. This positioning is defensive, consistent with my view that there’s meaningful downside risk for stocks in 2012. Notwithstanding my views about the potential risks to the economy, I’m confident in the long-term business prospects of the 39 companies owned by the Fund. No matter what happens in 2012, my team and our process should continue to deliver attractive risk-adjusted returns over the long-term.

Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of December 31, 2011, the NAV of the Parnassus Mid-Cap Fund was $17.69, so after taking dividends into account, the total return for the quarter was a gain of 12.78%. This compares to a gain of 12.31% for the Russell Midcap Index (the “Russell”) and a gain of 10.82% for the average multi-cap core fund followed by Lipper (the “Lipper average”). For the year, the Fund was up 3.33%, ahead of both the Russell’s loss of 1.55% and the Lipper average’s 2.68% loss. We are pleased that the Fund had a positive return in this volatile year and beat its money-losing benchmarks by such a wide margin.

Our strategy of investing in attractively valued businesses with secular growth opportunities, durable competitive advantages and quality management teams has enabled the Fund to beat its Lipper peers over the three-year and five-year periods and the period since inception. While we’ve outperformed the Russell over five years, we lag that index in the three-year and since inception periods.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. On page 16 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Mid-Cap Fund	3.33	18.67	3.74	5.58	1.46	1.20

Russell Midcap Index	-1.55	20.17	1.41	5.64	NA	NA

Lipper Multi-Cap Core Average	-2.68	14.43	-0.65	3.34	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a share holder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

2011 Review

The Russell finished 2011 down 1.55%, but this slight drop doesn’t tell the whole story. The Russell started the year strongly, rising 11.1% through early July. Investors were excited about improving domestic consumer confidence and increasing economic growth projections. They looked past global economic shocks, such as the catastrophic tsunami in Japan and destabilizing revolts throughout the Arab world.

Around the beginning of August, this optimism waned. The European financial crisis escalated, and Standard and Poor’s downgraded the United States’ credit rating, pushing the Russell down 16.2% in just twelve trading days. The market fell a few more percentage points in October, when speculation was highest that the euro zone might dissolve and reports surfaced of a Chinese economic slowdown.

Fortunately, domestic stocks recovered the bulk of their losses by year-end, driven by diminishing European debt concerns and strength in North American earnings, job creation and holiday sales. For the year, mid-cap stocks as a group performed better than small-cap stocks, but worse than large-cap issues, reflecting investor wariness, and a resulting bias toward larger, more stable, dividend-paying companies.

The Fund beat the Russell for the year by almost five percentage points and its Lipper peer group by over six percentage points. The primary reason for the Fund’s outperformance was strong stock selection. We attribute this to strict adherence to our investment process, which results in owning businesses that should

Annual Report • 2011	PARNASSUS FUNDS

perform well over the long-term and regardless of the economic environment. Good stock picking in the healthcare, industrial and information technology sectors helped us the most this year, while poor stock selection in the financial and consumer staples sectors hurt the Fund.

On a sector basis, the Fund’s underweighted positions in financial and telecom services issues and overweighted position in the healthcare sector, all relative to the index, were the most positive allocation decisions for the year. We lost ground in the year due to the Fund being overweighted relative to the index in the technology sector and underweighted relative to the index in the consumer discretionary sector.

Another reason the Fund outperformed the Russell is because of its relatively high exposure to companies with higher returns on equity (ROE), an indication of profitability and efficiency. Since these companies did better than companies with lower ROEs during the year, this factor helped our performance. The Fund was also overweighted, in comparison to the index, in larger stocks, which performed better than smaller stocks within the mid-cap universe.

Company Analysis

The Fund had three stocks that each reduced the NAV by 20¢ or more in 2011. The stock that hurt us the most was SEI Investments, the asset manager and asset administrator. The shares fell 27.1% in 2011, from $23.79 to $17.35, cutting 23¢ from the NAV. We first invested in SEI in mid-2009, when the company’s stock price was depressed, because it was managing and administering fewer assets due to the weak stock market. At the time, we also liked that management was wrapping-up its massive, multi-year investment in the Global Wealth Platform (GWP), a game-changing technology system for clients.

The stock worked well initially, reaching $25 in early 2011 due to the rising stock market. However, the shares subsequently fell given delayed GWP sales and a resulting drop in profitability at the company’s Private Banks segment. We still believe GWP will be successful, and the investment period is almost finished. In the meantime, we’re happy that the company is returning money to shareholders through buybacks and dividends.

First Horizon National, a Tennessee-based bank, cut 21¢ from the Fund’s NAV as its stock sank 23.2% from our average cost of $10.42 to $8.00. We first bought the stock in March of 2011, and the shares subsequently traded lower given the bank’s exposure to troubled national home equity loans and mortgage securities. We added to our position on this weakness, believing that eventual losses on its assets would be less than investors’ expectations. Furthermore, we thought that the stock was too cheap, given its well-capitalized balance sheet and core earnings power. This helped mitigate some of our losses, because the stock rose 34.2% in the last three months of the year.

New Jersey-based Hudson City Bancorp, a residential mortgage lender and savings bank, also took 21¢ from the Fund’s NAV, as its shares fell 40.7% from $12.74 to our average selling price of $7.55. We’re glad we sold the stock when we did, because it hit a low of $5.09 in November, and closed the year at $6.25. The shares declined throughout 2011, as historically low interest rates impaired Hudson City’s business model, curtailing loan growth and forcing management to incur large restructuring charges to extinguish high-cost borrowings. Our mistake

Parnassus Mid-Cap Fund as of December 31, 2011 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Waste Management Inc.	5.1%

Teleflex Inc.	4.0%

Verisk Analytics Inc.	3.9%

Questar Corp.	3.8%

Paychex Inc.	3.7%

Equifax Inc.	3.5%

Sysco Corp.	3.4%

Insperity Inc.	3.3%

First Horizon National Corp.	3.1%

Ecolab Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2011

was not expecting mortgage rates to remain at such low levels. We sold our position because the main catalyst is higher interest rates, an outcome we currently find difficult to predict.

Our biggest winner was Valeant Pharmaceuticals, a developer and marketer of specialty pharmaceutical and branded generic drugs. Its stock rose 65.0% during 2011, from $28.29 to $46.69, adding 41¢ to the NAV. The company’s share price surged early in the year, as it beat analyst expectations for growth and profitability and issued unexpectedly bullish financial guidance. The positive results and outlook came from strong growth, synergies from its Biovail merger, and a tax-efficient corporate structure. Investors also rewarded the company during the year for its aggressive acquisition program. Normally, making a lot of acquisitions is a bad idea, but Valeant CEO Michael Pearson has done an excellent job

Value on December 31, 2011 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

integrating and extracting value from the companies he purchases.

Verisk, a risk management and data-analytics company serving the insurance, mortgage and healthcare industries, added 14¢ to each fund share, as its stock price rose 18.6% from our average cost of $33.83 to $40.13. Despite good operating results throughout the year, the company’s stock was flat through October. Then the stock surged after management reported better-than-expected third quarter results and a positive outlook. This outlook is the result of a dominant competitive position, a high percentage of recurring revenue, sustainably strong margins and an aggressive acquisition and stock buyback plan.

Business analytics software company Teradata added 13¢ to each fund share this year, as its stock went up 17.9% from $41.16 to $48.51. Strong enterprise demand for its analytics solutions drove better-than-expected earnings throughout 2011, but the high point came in the second quarter, when management raised revenue guidance materially. This optimism was short-lived, though: as investors drove the stock down toward year-end, due to soft demand in Europe and delays in large enterprise deals. We added to our positions on this weakness, believing that Teradata’s business fundamentals are in good shape, and will drive better-than-expected earnings growth over the next few years.

Outlook and Strategy

The market has been volatile for some time now. The Russell was down 2% in 2011, up 25% in 2010, up 40% in 2009 and down 41% in 2008. These extreme swings have been driven by economic and political uncertainty, and not enough has changed to believe 2012 will bring anything different.

The uncertainty is currently driven by concern about the rates of growth for the U.S. and Chinese economies and the direction of the European financial crisis. We can see a positive scenario where the U.S. economy grows slowly, China has a soft landing and European leaders band together to solve their countries’ debt issues. It’s also possible that the U.S. and Chinese economies slow drastically and the euro zone dissolves. There is no consensus on the issues at hand, and the range of possible outcomes is wide.

Our overall bias is cautious, and our best guess is that the U.S. economy and markets will remain subdued. We continue to build the portfolio from the bottom-up, positioning it to perform well throughout the economic cycle. Our process has currently yielded a portfolio with above average returns on capital, a testament to our emphasis on companies with excellent competitive positions. While many of these stocks performed well in 2011, we think there’s more room to go, because they are still attractively valued.

Annual Report • 2011	PARNASSUS FUNDS

Throughout the year, we increased our information technology exposure, taking advantage of volatility to buy high-quality businesses at good prices. We sold off some of our healthcare stocks because of valuation concerns and a belief that the government may cut spending in this area. We are most overweighted in the industrial and information technology sectors, owning businesses that are well-positioned to capture an increasing share in attractively growing end-markets. We remain underweighted in the consumer discretionary sector, where very few companies meet our competitive moat criterion.

Even in these volatile times, our overall strategy has resulted in excellent long-term results for investors. Since we began managing the Fund in October of 2008, its annualized total return is 8.48%, ahead of the Russell’s 7.42% and the Lipper’s 4.33%. While there will be up-years and down-years going forward, we’re confident that our strategy will yield attractive risk-adjusted returns in the long-run.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Benjamin E. Allen	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of December 31, 2011, the NAV of the Parnassus Small-Cap Fund was $20.08, so after taking dividends into account, the total return for the quarter was 10.53%. This compares to a return of 15.47% for the Russell 2000 Index (“Russell 2000”) of smaller companies and 15.15% for the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), so we underperformed both indices.

For the year, the Fund was down 13.29%, compared to a loss of 4.18% for the Russell 2000 and a loss of 3.41% for the Lipper average. I’ll talk about the reasons for the Fund’s poor performance in the company analysis section.

Below is a table comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. While our one-year number is very disappointing, we’re substantially ahead of both benchmarks for the three- and five-year periods and for the period since inception. On the following page is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Small-Cap Fund	-13.29	19.29	4.09	6.92	1.30	1.20

Russell 2000 Index	-4.18	15.63	0.15	5.14	NA	NA

Lipper Small-Cap Core Average	-3.41	16.74	0.45	4.93	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

Three stocks hurt the performance of the Small-Cap Fund the most, with each slicing 40¢ or more off the NAV. There was no pattern to the three biggest losers. The most damage was caused by Artio Global Investors, an asset manager that invests in international equities, whose price dropped an astonishing 68.1% from our average cost of $15.29 to $4.88 by the end of the year. This sliced 64¢ off each fund share. The firm posted an impressive investment record from 1996 through 2008, beating the market in 12 out of 13 years, but has underperformed since then. We bought the stock this year, when it appeared that investment performance was improving, but returns fell off toward the end of the year.

The firm experienced significant redemptions and the stock fell further. We think the firm’s investment performance should improve, since the same team has been in place from the 1996-2008 period.

Finisar sank 43.6% during the year from $29.69 to $16.75, while slicing 49¢ off the value of each Parnassus share. In 2010, Finisar had been one of our best-performing stocks, as sales of its optical-networking equipment skyrocketed, pushing up the stock an amazing 233% from $8.92 to $29.69 for a gain of 75¢ on the NAV. However, in early 2011, weakness in the Chinese telecommunications market and an inventory correction brought soaring sales to a screeching halt. “Inventory correction” is a very innocuous-sounding term, but it can mean big swings in quarter-to-quarter earnings. Because the company’s products had been so much in demand, there were long lead times between when a customer ordered and when it could get delivery. During these times of perceived

Annual Report • 2011	PARNASSUS FUNDS

shortages, customers tend to order more products than they need for immediate use, so they will have plenty of inventory available. When lead times are reduced, customers feel more comfortable and figure they can get more supply whenever they need it, so they reduce orders or even stop ordering completely—at least for a while. This is what happened to Finisar. The weakness in China, the inventory correction and the less-than-anticipated capital expenditures by the telecommunications service-providers all combined to wreak havoc with the company’s stock.

Value on December 31, 2011 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

We plan to continue holding Finisar’s stock, since we think there is a lot of upside potential in 2012. The inventory correction appears to be over, Finisar has great products, and at some point, the telecom service-providers will have to make big investments in their optical networks.

Natural gas-producer Quicksilver Resources dropped 54.5% in 2011 from $14.74 to $6.71, slicing 44¢ off the NAV. Natural gas prices fell 32% during the year from $4.44 to $2.98 per million BTU’s—a two-year low. Unusually mild temperatures, weak industrial demand and an excess supply of natural gas caused the drop. The stock is very depressed right now, and should move higher in 2012.

There were no stocks that made a really significant positive contribution to the Small-Cap Fund. The company that added the most was Salix Pharmaceuticals, which rose 46.0% from our average cost of $32.78 to $47.85 by year-end, adding 15¢ to the NAV. The stock moved higher because of increased prescription growth for Xifaxan, a treatment for hepatic encephalopathy (a liver disease) and traveler’s diarrhea. The stock rose further on anticipation that Xifaxan would be approved by the FDA for use in irritable bowel syndrome.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of December 31, 2011 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	6.5%

VCA Antech Inc.	3.9%

Teleflex Inc.	3.8%

First Horizon National Corp.	3.8%

Insperity Inc.	3.5%

Brocade Communications Systems Inc.	3.3%

Questar Corp.	3.3%

Calgon Carbon Corp.	3.2%

Pinnacle Financial Partners Inc.	3.2%

W&T Offshore Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of December 31, 2011, the NAV of the Parnassus Workplace Fund was $19.64, so after taking dividends into account, the total return for the quarter was 13.48%. This compares to a return of 11.80% for the Standard & Poor’s 500 Index (“S&P 500”) and 11.04% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). We beat both indices by substantial amounts for the quarter, but unfortunately, it was not enough for the Fund to beat the benchmarks for the year.

For the year, the Fund was down 1.62%, compared to a gain of 2.09% for the S&P 500 and a loss of 0.66% for the Lipper average. I’ll talk about what caused our underperformance in the company analysis section of the report.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the one-, three- and five-year periods and the period since inception. While we’re lagging our benchmarks for the one-year period, the Fund is way ahead of the indices for the three- and five-year periods and for the period since inception. On the following page is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Workplace Fund	-1.62	21.68	5.92	7.16	1.25	1.20

S&P 500 Index	2.09	14.11	-0.25	3.39	NA	NA

Lipper Large-Cap Core Average	-0.66	12.72	-0.87	2.85	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2012. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Three companies each accounted for a loss of 20¢ or more on the NAV. The stock of Hewlett-Packard (HP) hurt the Fund the most, swooning 38.8% from $42.10 to $25.76, and subtracting 49¢ from the value of each fund share. I discussed HP at length in our last quarterly report, saying that a once-great company had deteriorated because of a dysfunctional board and weak upper management. I indicated that we would still hang onto the company because its stock price was so depressed. Since then, I’ve sold the stock, because there are many other stocks trading at depressed levels that have better management and more upside potential.

Corning makes special glass for computer screens, high-definition television sets, smart phones and other consumer electronic devices. Manufacturers reduced orders for glass last year, because they expected weaker sales of consumer electronic items. At the end of November, Corning announced that it was temporarily shutting down 25% of its manufacturing capacity for special glass. The stock fell 32.8% during the year from $19.32 to $12.98, resulting in a loss of 33¢ per fund share.

SEI Investments is an asset-manager and also provides services and support to other asset-managers. The stock dropped 27.1% during the year from $23.79 to $17.35 for a loss of 25¢ on the NAV. Assets under management and administration dropped because of the volatile stock market and SEI’s stock dropped as well. Profitability is also down, because the company is having a hard time selling its latest investment services system, the Global Wealth Platform.

Annual Report • 2011	PARNASSUS FUNDS

Three stocks made significant positive contributions to the Workplace Fund, each adding 20¢ or more to the value of each fund share.

Value on December 31, 2011 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

MasterCard, one of the world’s largest payment processors, saw its stock soar 52.7% from $224.11 at the beginning of the year to $342.15, where we sold it late in the year. The stock added 30¢ to each fund share. At the beginning of 2011, the stock was under pressure because the Federal Reserve, acting under the Dodd-Frank Act’s Durbin Amendment, proposed reducing debit card fees from 44¢ to 12¢, a drop of 73%. In June, the Fed softened its original rule, establishing a 24¢ limit or a 45% reduction. The Durbin Amendment also requires debit-card issuers to offer two unaffiliated networks for processing transactions, and this enables MasterCard to gain market share from Visa, the market-leader. The company reported strong earnings throughout the year.

Nike, the global footwear, sports equipment and apparel company, boosted the Fund’s NAV by 24¢ during 2011, as its stock jumped 12.8% from $85.42 to $96.37. The company exceeded expectations for growth throughout the year and ended 2011 on a high note. In December, the company announced that orders for the Nike brand were up 13% from the previous year, including an amazing 27% jump in China.

Intel added 21¢ to the NAV, as its stock rose 15.3% from $21.03 to $24.25. The company consistently beat quarterly earnings expectations in 2011, leading up to its highest-ever revenue and earnings in the third quarter. The record results were driven by improved pricing and increased demand from businesses for computers, as well as higher demand from consumers in emerging markets. Intel also raised its dividend by 15% and repurchased 6% of its shares.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of December 31, 2011 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Cisco Systems Inc.	5.4%

Wells Fargo & Co.	5.1%

Google Inc.	5.1%

Intel Corp.	4.8%

QUALCOMM Inc.	4.4%

Target Corp.	4.1%

SEI Investments Co.	4.0%

Brocade Communications Systems Inc.	4.0%

Applied Materials Inc.	4.0%

Hewlett-Packard Co.	3.9%
Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of December 31, 2011, the NAV of the Parnassus Fixed-Income Fund was $17.53, producing a total return for the quarter of 0.98% (including dividends). This compares to a gain of 1.18% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 1.31% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). For the year, the Fund was up 7.24% compared to a gain of 8.74% for the Barclays Capital Index and a gain of 6.80% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for December 2011 was 0.95%. On the following page is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last 10 years.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended 12/31/2011

Parnassus Fixed-Income Fund	7.24	7.11	6.01	5.93	0.83	0.75

Barclays Capital U.S. Government/ Credit Bond Index	8.74	6.60	6.54	5.85	NA	NA

Lipper A-Rated Bond Average	6.80	9.72	5.88	5.40	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2011, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2012, and may be continued indefinitely by the investment adviser on a year-to-year basis.

2011 Review

If you didn’t follow U.S. financial markets over the past year, you might think that not much happened, as the S&P 500 closed the year up a modest 2.09% including dividends and the Nasdaq was down a mere 0.79%. These returns betray nothing of the drama that went on during 2011.

A series of shocks roiled global financial markets in 2011. The intensification of the euro zone sovereign debt crisis was one of the most significant events, but the fallout from the Japanese earthquake, the Arab spring upheavals, and higher energy prices also weighed on the global economy. The performance of U.S. equity markets was a surprising exception. For the year, the global stock market capitalization sank 12.1% to $45.7 trillion, according to Bloomberg data.

Faced with these shocks, U.S. economic growth ended up 1.80% for the year, but below the projected growth rate of 2.60% that most economists expected at the beginning of the year. As a result of this slower growth and a flight to safety, U.S. Treasuries enjoyed a stellar year, returning 9.81%. The interest rates at the long-end of the yield curve (10-year to 30-year) declined the most, driving long-dated bond prices higher.

While U.S. Treasuries outperformed other fixed-income securities for the year, they trailed riskier bonds during the fourth quarter. Corporate bonds and commercial mortgage-backed securities (CMBS) performed much better, as some economic indicators were better than expected. During the fourth quarter, corporate bonds returned 1.93% and CMBS gained 3.11%, compared to an increase of 0.89% for U.S. Treasuries.

Annual Report • 2011	PARNASSUS FUNDS

During the fourth quarter, the Fund’s performance trailed the Barclays Capital Index by 20 basis points (one basis point equals 0.01%), because we had less exposure to the corporate bond market. As of the end of the fourth quarter, corporate bonds represented 29.9% of the Fund’s total net assets, compared to 38.2% for the Barclays Capital Index.

The Fund lagged the Lipper average by 28 basis points in the fourth quarter, as our large investments in U.S. Treasuries couldn’t keep up with the stronger returns of corporate bonds and CMBS. Most of our peers also had a greater exposure to the CMBS market and corporate bonds than we had.

Despite this fourth quarter setback, the Fund returned 7.24% for the year, as all asset classes in

Value on December 31, 2011 of $10,000 invested on December 31, 2001

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

the portfolio contributed positively to the NAV.

Our investments in U.S. Treasuries were the biggest winners, adding 89¢ to the NAV. Corporate bonds increased the NAV by 43¢ and our convertible bonds added 3¢.

For the year, the Fund lagged the Barclays Capital Index by 150 basis points, due to our lower exposure to U.S. government bonds and corporate bonds. On the other hand, the Fund outpaced the Lipper average by 44 basis points, as we benefited from our greater exposure to the strong U.S. Treasury bond market.

Outlook and Strategy

The consensus view that the U.S. will muddle through another year of slow growth and that Europe will find an orderly solution for its debt crisis is certainly possible. However, I’m still concerned about downside rather than upside risks to those scenarios. In my opinion, many of the problems that have undermined global economic growth are

Parnassus Fixed-Income Fund as of December 31, 2011 (percentage of net assets)

Sector Weightings

U.S. Government Treasury Bonds	58.1%

Corporate Bonds	29.9%

Convertible Bonds	1.4%

Short-term Investments, Other Assets & Liabilities	10.6%

100.0%

Portfolio characteristics and holdings are subject to change periodically.

unresolved, with both public and private sector debt levels still too high. While some investors think that these issues will be solved quickly, deleveraging is a long-term process that hampers economic growth for many years.

I think that the situation in Europe remains a major risk factor. There are significant amounts of European government and bank debt that come due in 2012, at a time when the funding costs of Europe’s peripheral countries remain at near record highs. According to research by Goldman Sachs, there is a total of about €1 trillion of European government debt due to be refinanced or repaid in 2012, with more than €360 billion just in the first quarter.

Furthermore, the combination of slowing economic growth and global fiscal austerity measures has the potential to create an environment prone to political turmoil. At the same time, several countries, including the U.S., France, Russia and China, will appoint new political leaders or reappoint existing ones in 2012. It is unclear how these political transitions will impact economic growth, but they will surely increase uncertainty and volatility in financial markets.

While U.S. equity markets managed to decouple from the rest of the world in 2011, I think that it is precarious to assume that the U.S. economy can do the same. In my view, the global economy is now much more fragile and vulnerable to external shocks than it was a year ago. As such, I prefer to maintain a defensive investment strategy given the potential for downside risk.

PARNASSUS FUNDS	Annual Report • 2011

As of the end of 2011, the Fund is positioned for slow economic growth and continued low interest rates. U.S. Treasuries should perform well in a slowing economy and provide downside protection to external economic shocks. These securities continue to be our largest holding, representing 58.1% of the Fund’s total net assets. The rest of the portfolio consists of corporate bonds (29.9%), cash and short-term securities (10.6%), and convertible bonds (1.4%).

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Annual Report • 2011	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

Reading the Financial Times on the last day of 2011, I came across a letter to the editor from Mr. Leonard S. Hyman of Sleepy Hollow, New York. He said:

So far this year we have seen the Arab spring, the Russian awakening and the Occupy movement. How about a “Stockholder spring” next, to wrest control of corporations from self-perpetuating boards of directors who overpay their chief executive pals to produce random results and overpay them even more when they screw up and have to be removed from office?

That rallying cry followed three mind-blowing blunders by corporations heretofore regarded as upstanding citizens with regard for their customers, employees and communities where they operate:

•

First, the wildly successful movie rental company Netflix arbitrarily changed its pricing plan, touching off a stampede of exiting customers. More than 800,000 members fled. Netflix stock once sold for $304 a share; it ended 2011 at $69.29.

•

Then Bank of America, which became the largest bank in America via a string of acquisitions, announced that it would charge debit cardholders a monthly fee of $5. Customer outrage forced the bank to abandon this plan.

•

Verizon Wireless, the nation’s largest cellphone provider, decided to slap a $2 charge on customers who pay their bills online or over the phone. Negative reaction was immediate, with more than 100,000 customers signing an online petition for Verizon to drop the fee, which they did one day after announcing it.

In some 50 years of business reporting I can’t remember a comparable consumer revolt, one that shamed companies into reversing a course of action so quickly. On the other hand, I could hardly believe that companies, in this day and age, would move ahead with new fees without doing some serious research on how their customers would react.

“The primary reason we get up in the morning to go to work is not to make money. The primary reason is to serve customers; the result is you make money.” This declaration comes from John Stumpf, CEO of Wells Fargo, in an interview appearing in the fall issue of DiversityInc, a magazine devoted to exploring diversity issues in business. Wells Fargo is the nation’s fourth largest bank and a major holding of the Parnassus Fund and the Parnassus Workplace Fund. In this candid interview, Stumpf laid out the position Wells holds: “We are the largest home lender to persons of color. We do more than anyone else with low- and moderate-income customers. Our portfolio, after all of this difficult time, has performed better than any of the large underwriters. In fact, it might come as a surprise to you that 93 percent of our borrowers are current on their mortgages, 5 percent are past due and about 2 percent are in some area of foreclosure. These numbers are better than the industry’s by 50 percent and better than some of our large bank competitors by maybe 100 percent.”

Good news also came at the end of the year from IBM, another holding of the Workplace Fund, when the information technology leader announced the selection of Virginia Rometty as CEO, succeeding Sam Palmisano, who said: “Ginni got it because she deserved it. It’s got zero to do with progressive social policies.” Rometty has been with IBM since 1981. Women account for 30% of the workforce at IBM and hold 29% of manager and executive positions. Only 11 other Fortune 500 companies have female CEOs. They are: Wellpoint, Xerox, Sunoco, Avon (Andrea Jung will soon be replaced), DuPont, TJX, KeyCorp, PepsiCo, Kraft, BJ’s Wholesale Club and Archer Daniels Midland.

In November, Cisco Systems, provider of switches and routers connecting computers to the internet, completed a challenging public-private partnership project in the state of Karnataka in southwest India. Karnataka is India’s 9th largest state, with a population of 61 million. The rural Raichur district in the state was ravaged by floods in 2009 — and Cisco contributed $10 million to relief efforts. The company then marshaled resources to construct houses in five villages and build a primary healthcare center. Using Cisco technology, the local government was able to bring healthcare services to an area that previously had none. Cisco also set up computer labs in 11 schools, donated 110 computers and used solar power to keep them running. D.V. Sadananda Gowda, chief minister of Karnataka, acknowledged what he called a “remarkable achievement,” praising Cisco for its commitment.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Funds, and there is no affiliation between Parnassus and either publication.

PARNASSUS FUNDS	Annual Report • 2011

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2011 through December 31, 2011.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$945.92	$4.86
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$5.04
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$987.26	$4.96
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$5.04
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$988.54	$3.91
Hypothetical (5% before expenses)	$1,000.00	$1,021.27	$3.97
Parnassus Mid-Cap Fund: Actual	$1,000.00	$932.61	$5.85
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11
Parnassus Small-Cap Fund: Actual	$1,000.00	$849.77	$5.59
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11
Parnassus Workplace Fund: Actual	$1,000.00	$952.20	$5.90
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11
Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,048.54	$3.87
Hypothetical (5% before expenses)	$1,000.00	$1,021.42	$3.82

* Expenses are equal to the Fund’s annualized expense ratio of 0.97%, 0.99%, 0.75%, 1.20%, 1.20%, 1.20% and 0.75% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

Annual Report • 2011	PARNASSUS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 3, 2012

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS FUND

Portfolio of Investments as of December 31, 2011

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
325,000	QUALCOMM Inc.	5.0%	17,777,500

	Computers
50,000	Hewlett-Packard Co.	0.4%	1,288,000

	Data Storage
1,700,000	Brocade Communications Systems Inc. [q]	2.5%	8,823,000

	Electronic Components
775,000	Corning Inc.	2.8%	10,059,500

	Entertainment
150,000	The Walt Disney Co.	1.6%	5,625,000

	Financial Services
400,000	First Horizon National Corp.		3,200,000
225,000	JPMorgan Chase & Co.		7,481,250
300,000	SEI Investments Co.		5,205,000
725,000	Wells Fargo & Co.		19,981,000

		10.1%	35,867,250

	Home Builders
1,300,000	DR Horton Inc.		16,393,000
2,000,000	PulteGroup Inc. [q,l]		12,620,000
800,000	Toll Brothers Inc. [q]		16,336,000

		12.8%	45,349,000

	Industrial Manufacturing
100,000	Teleflex Inc.	1.7%	6,129,000

	Insurance
200,000	Tower Group Inc.		4,034,000
230,000	Verisk Analytics Inc. [q]		9,229,900

		3.8%	13,263,900

	Internet
27,000	Google Inc. [q]	4.9%	17,439,300

	Media
210,000	Scripps Networks Interactive Inc.	2.5%	8,908,200

	Natural Gas
300,000	Quicksilver Resources Inc. [q]	0.6%	2,013,000

	Networking Products
1,250,000	Cisco Systems Inc.	6.4%	22,600,000

	Oil & Gas
690,000	W&T Offshore Inc.	4.1%	14,634,900

	Pharmaceuticals
350,000	Gilead Sciences Inc. [q]	4.0%	14,325,500

Shares	Equities	Percent of Net Assets	Market Value ($)

	Professional Services
400,000	Insperity Inc.	2.9%	10,140,000

	Retail
575,000	Lowe’s Cos., Inc.		14,593,500
100,000	Staples Inc.		1,389,000
200,000	Target Corp.		10,244,000

		7.4%	26,226,500

	Semiconductor Capital Equipment
1,100,000	Applied Materials Inc.	3.3%	11,781,000

	Semiconductors
10,000	Altera Corp.		371,000
875,000	Intel Corp.		21,218,750

		6.1%	21,589,750

	Software
500,000	Adobe Systems Inc. [q]	4.0%	14,135,000

	Telecommunications Equipment
1,300,000	Ciena Corp. [q,l]		15,730,000
1,350,000	Finisar Corp. [q]		22,605,750

		10.8%	38,335,750

	Total investment in equities (cost $339,627,758)	97.7%	346,311,050

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.75%, matures 01/24/2012		99,748
100,000	Carver Federal Savings Bank 0.90%, matures 02/19/2012		99,463
100,000	Community Bank of the Bay 0.30%, matures 07/15/2012		97,495
100,000	Eastern Bank 0.50%, matures 01/30/2012		99,683
100,000	Latino Community Credit Union 0.90%, matures 02/20/2012		99,452
100,000	Metro Bank 0.40%, matures 05/10/2012		98,579
100,000	Opportunities Credit Union 0.45%, matures 04/25/2012		98,744
100,000	Self-Help Credit Union 1.30%, matures 01/14/2012		99,858
100,000	Southern Bancorp 0.85%, matures 01/12/2012		99,869

		0.3%	892,891

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 06/30/2012		194,032
200,000	Root Capital Loan Fund 1.50%, matures 03/15/2012		197,568
100,000	Vermont Community Loan Fund 1.00%, matures 10/15/2012		94,334

		0.1%	485,934

	Time Deposits
7,084,670	BBH Cash Management Service
	Bank of America, London, 0.03%, due 01/03/2012	2.0%	7,084,670

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
13,277,738	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	3.7%	13,277,738

	Total short-term securities (cost $21,741,233)	6.1%	21,741,233

	Total securities (cost $361,368,991)	103.8%	368,052,283

	Payable upon return of securities loaned	-3.7%	(13,277,738)

	Other assets and liabilities - net	-0.1%	(202,903)

	Total net assets	100.0%	354,571,642

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2011. The total value of the securities on loan at December 31, 2011 was $12,944,481.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2011

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
671,393	Praxair Inc.	1.8%	71,771,912

	Communications Equipment
1,500,000	QUALCOMM Inc.	2.0%	82,050,000

	Computers
4,250,000	Hewlett-Packard Co.	2.7%	109,480,000

	Consulting Services
1,000,000	Accenture PLC	1.3%	53,230,000

	Cosmetics & Personal Care
3,175,000	Procter & Gamble Co.	5.3%	211,804,250

	Data Processing
3,785,000	Paychex Inc.	2.8%	113,966,350

	Financial Services
10,500,000	Charles Schwab Corp.		118,230,000
330,000	MasterCard Inc.		123,030,600
4,600,000	SEI Investments Co.		79,810,000

		8.0%	321,070,600

	Food Products
2,250,670	McCormick & Co.		113,478,781
4,650,000	Sysco Corp.		136,384,500

		6.2%	249,863,281

	Footwear
400,000	Nike Inc.	1.0%	38,548,000

	Home Products
1,125,384	WD-40 Co.	1.1%	45,476,767

	Industrial Manufacturing
1,000,000	Cooper Industries PLC		54,150,000
1,077,884	Pentair Inc.		35,882,758
2,705,000	Teleflex Inc.		165,789,450

		6.4%	255,822,208

	Insurance
1,104,900	Verisk Analytics Inc. [q]	1.1%	44,339,637

	Internet
265,000	Google Inc. [q]	4.2%	171,163,500

	Medical Equipment
1,400,000	Gen-Probe Inc. [q]		82,768,000
2,750,551	Patterson Companies Inc.		81,196,266

		4.1%	163,964,266

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
2,125,000	Energen Corp.		106,250,000
5,100,000	MDU Resources Group Inc.		109,446,000
2,200,000	Spectra Energy Corp.		67,650,000

		7.0%	283,346,000

	Networking Products
1,500,000	Cisco Systems Inc.	0.7%	27,120,000

	Oil & Gas
2,200,000	W&T Offshore Inc.	1.2%	46,662,000

	Pharmaceuticals
1,582,500	Abbott Laboratories		88,983,975
4,150,000	Gilead Sciences Inc. [q]		169,859,500
1,400,000	Novartis AG (ADR)		80,038,000
1,650,000	Valeant Pharmaceuticals International Inc. [q]		77,038,500

		10.3%	415,919,975

	Professional Services
2,640,000	Iron Mountain Inc.	2.0%	81,312,000

	Retail
3,150,000	CVS Caremark Corp.		128,457,000
2,380,000	Target Corp.		121,903,600

		6.2%	250,360,600

	Software
2,500,000	VeriSign Inc. [q]	2.2%	89,300,000

	Telecommunications Equipment
1,731,000	Motorola Solutions Inc.	2.0%	80,127,990

	Transportation
1,550,000	United Parcel Service Inc.	2.8%	113,444,500

	Utility & Power Distribution
1,275,000	AGL Resources Inc.		53,881,500
1,500,000	Northwest Natural Gas Co.		71,895,000
7,225,100	Questar Corp.		143,490,486

		6.7%	269,266,986

	Waste Management
7,500,000	Waste Management Inc.	6.1%	245,325,000

	Total investment in equities (cost $3,398,167,276)	95.2%	3,834,735,822

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.45%, matures 07/15/2012		97,583
250,000	Community Trust Credit Union 1.32%, matures 10/15/2012		240,915

		0.0%	338,498

	Certificate of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 01/27/2011, matures 01/26/2012, 0.40% Participating depository institutions:
	The Huntington National Bank, par 49,500; The Park National Bank, par 241,000; The PrivateBank & Trust Company, par 209,500; (cost $498,573)		498,573
500,000	CDARS agreement with Community Bank of the Bay, dated 02/10/2011, matures 02/09/2012, 0.40% Participating depository institutions:
	Arvest Bank, par 238,500; Banco Popular de Puerto Rico, par 23,000; United Community Bank, par 238,500; (cost $497,859)		497,859
500,000	CDARS agreement with Community Bank of the Bay, dated 12/08/2011, matures 10/11/2012, 0.25% Participating depository institutions:
	EverBank, par 248,500; Flagstar Bank FSB, par 248,500; The Independent BankersBank (TIB), par 3,000; (cost $481,498)		481,498
500,000	CDARS agreement with Community Bank of the Bay, dated 10/20/2011, matures 10/18/2012, 0.10% Participating depository institutions:
	Access National Bank, par 36,000; Apple Bank for Savings, par 241,000; The Huntington National Bank, par 191,500; The PrivateBank & Trust Company, par 31,500; (cost $483,956)		483,956

		0.1%	1,961,886

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 06/30/2012		97,016
5,000,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2012		4,761,814
100,000	New Hampshire Community Loan 1.00%, matures 08/31/2012		96,000
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2012		199,212
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2012		98,277

		0.1%	5,252,319

	Time Deposits
180,317,036	BBH Cash Management Service
	HSBC Bank USA, Grand Cayman,
	0.03%, due 01/03/2012	4.5%	180,317,036

	Total short-term securities (cost $187,869,739)	4.7%	187,869,739

	Total securities (cost $3,586,037,015)	99.9%	4,022,605,561

	Other assets and liabilities - net	0.1%	6,334,161

	Total net assets	100.0%	4,028,939,722

	q This security is non-income producing.
	a Market value adjustments have been applied to these securities to reflect early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2011

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
6,000	Coach Inc.	0.6%	366,240

	Chemicals
10,000	Compass Minerals International Inc.	1.1%	688,500

	Consulting Services
35,000	Teradata Corp. [q]	2.8%	1,697,850

	Data Processing
55,000	Equifax Inc.		2,130,700
29,000	Fiserv Inc. [q]		1,703,460
75,000	Paychex Inc.		2,258,250

		9.9%	6,092,410

	Financial Services
16,500	Capital One Financial Corp.		697,785
155,000	Charles Schwab Corp.		1,745,300
240,000	First Horizon National Corp.		1,920,000
107,500	SEI Investments Co.		1,865,125

		10.2%	6,228,210

	Food Products
25,000	McCormick & Co.		1,260,500
72,000	Sysco Corp.		2,111,760

		5.5%	3,372,260

	Healthcare Products
22,000	DENTSPLY International Inc.	1.3%	769,780

	Industrial Manufacturing
16,500	Cooper Industries PLC		893,475
37,000	Pentair Inc.		1,231,730
40,000	Teleflex Inc.		2,451,600

		7.4%	4,576,805

	Insurance
60,000	Verisk Analytics Inc. [q]	3.9%	2,407,800

	Media
36,000	Scripps Networks Interactive Inc.	2.5%	1,527,120

	Medical Equipment
23,500	Gen-Probe Inc. [q]		1,389,320
53,000	Patterson Companies Inc.		1,564,560

		4.8%	2,953,880

	Natural Gas
30,000	Energen Corp.		1,500,000
50,000	MDU Resources Group Inc.		1,073,000

		4.2%	2,573,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
36,000	Noble Corp.		1,087,920
6,500	Pioneer Natural Resources Co.		581,620
34,500	Plains Exploration & Production Co. [q]		1,266,840
24,000	Ultra Petroleum Corp. [q]		711,120

		5.9%	3,647,500

	Pharmaceuticals
35,000	Valeant Pharmaceuticals International Inc. [q]	2.7%	1,634,150

	Professional Services
80,000	Insperity Inc.		2,028,000
53,000	Iron Mountain Inc.		1,632,400

		6.0%	3,660,400

	Retail
7,500	Nordstrom Inc.	0.6%	372,825

	Services
33,000	Ecolab Inc.	3.1%	1,907,730

	Software
60,000	Adobe Systems Inc. [q]		1,696,200
30,500	Check Point Software Technologies Ltd. [q]		1,602,470
65,000	Symantec Corp. [q]		1,017,250
55,000	Synopsys Inc. [q]		1,496,000
45,000	VeriSign Inc. [q]		1,607,400

		12.1%	7,419,320

	Telecommunications Equipment
38,000	Motorola Solutions Inc.	2.9%	1,759,020

	Utility & Power Distribution
12,000	AGL Resources Inc.		507,120
116,000	Questar Corp.		2,303,760

		4.6%	2,810,880

	Waste Management
95,000	Waste Management Inc.	5.1%	3,107,450

	Total investment in equities (cost $56,818,914)	97.2%	59,573,130

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
1,655,296	BBH Cash Management Service
	HSBC Bank USA, Grand Cayman, 0.03%, due 01/03/2012	2.7%	1,655,296

	Total short-term securities (cost $1,655,296)	2.7%	1,655,296

	Total securities (cost $58,474,210)	99.9%	61,228,426

	Other assets and liabilities - net	0.1%	70,880

	Total net assets	100.0%	61,299,306

	q This security is non-income producing.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2011

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
725,000	Hanesbrands Inc. [q]	2.5%	15,848,500

	Biotechnology
110,000	Bio-Rad Laboratories Inc. [q]		10,564,400
275,000	Salix Pharmaceuticals Ltd. [q]		13,158,750

		3.7%	23,723,150

	Chemicals
1,325,000	Calgon Carbon Corp. [q]	3.2%	20,815,750

	Computer Peripherals
250,000	Electronics for Imaging Inc. [q]	0.6%	3,562,500

	Data Storage
4,100,000	Brocade Communications Systems Inc. [q]	3.3%	21,279,000

	Financial Services
2,000,000	Artio Global Investors Inc.		9,760,000
1,400,000	First American Financial Corp.		17,738,000
3,100,000	First Horizon National Corp.		24,800,000
1,275,000	Pinnacle Financial Partners Inc. [q]		20,591,250
650,000	SEI Investments Co.		11,277,500

		13.1%	84,166,750

	Healthcare Products
125,000	Sirona Dental Systems Inc. [q]	0.9%	5,505,000

	Healthcare Services
480,000	Genomic Health Inc. [q,l]		12,187,200
545,000	LHC Group Inc. [q]		6,992,350
1,275,000	VCA Antech Inc. [q]		25,181,250

		6.9%	44,360,800

	Home Builders
1,250,000	KB Home [l]		8,400,000
3,070,000	PulteGroup Inc. [q,l]		19,371,700
655,000	Toll Brothers Inc. [q]		13,375,100

		6.4%	41,146,800

	Home Products
135,000	WD-40 Co.	0.8%	5,455,350

	Industrial Manufacturing
405,000	Teleflex Inc.	3.8%	24,822,450

	Insurance
690,000	Tower Group Inc.	2.2%	13,917,300

	Medical Equipment
200,000	Cyberonics Inc. [q]	1.0%	6,700,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
1,830,000	Quicksilver Resources Inc. [q,l]	1.9%	12,279,300

	Networking Products
2,110,000	DragonWave Inc. [q,l]	1.1%	7,279,500

	Oil & Gas
475,000	Energy XXI (Bermuda) Ltd. [q]		15,143,000
950,000	W&T Offshore Inc.		20,149,500

		5.5%	35,292,500

	Pharmaceuticals
470,000	Furiex Pharmaceuticals Inc. [q]	1.2%	7,853,700

	Professional Services
900,000	Insperity Inc.	3.5%	22,815,000

	Semiconductors
650,000	EZchip Semiconductor Ltd. [q,l]		18,414,500
3,300,000	PMC-Sierra Inc. [q]		18,183,000

		5.7%	36,597,500

	Services
475,000	Arbitron Inc.	2.5%	16,344,750

	Software
1,350,000	ClickSoftware Technologies Ltd.		12,946,500
1,200,000	Mentor Graphics Corp. [q]		16,272,000
705,000	Quest Software Inc. [q]		13,113,000
200,000	VeriSign Inc. [q]		7,144,000
775,000	Websense Inc. [q]		14,515,750

		9.9%	63,991,250

	Telecommunications Equipment
2,000,000	Ceragon Networks Ltd. [q]		15,400,000
1,625,000	Ciena Corp. [q,l]		19,662,500
2,500,000	Finisar Corp. [q]		41,862,500
3,850,000	Harmonic Inc. [q]		19,404,000

		14.9%	96,329,000

	Utility & Power Distribution
300,000	AGL Resources Inc.		12,678,000
1,060,000	Questar Corp.		21,051,600

		5.2%	33,729,600

	Total investment in equities (cost $718,479,693)	99.8%	643,815,450

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
3,717,167	BBH Cash Management Service
	Bank of America, London, 0.03%, due 01/03/2012	0.6%	3,717,167

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
53,983,935	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.02%	8.4%	53,983,935

	Total short-term securities (cost $57,701,102)	9.0%	57,701,102

	Total securities (cost $776,180,795)	108.8%	701,516,552

	Payable upon return of securities loaned	-8.4%	(53,983,935)

	Other assets and liabilities - net	-0.4%	(2,707,564)

	Total net assets	100.0%	644,825,053

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2011. The total value of the securities on loan at December 31, 2011 was $52,600,545.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of December 31, 2011

Shares	Equities	Percent of Net Assets	Market Value ($)

	Biotechnology
68,198	Bio-Rad Laboratories Inc. [q]	3.0%	6,549,736

	Building Materials
170,000	Simpson Manufacturing Co., Inc.	2.6%	5,722,200

	Communications Equipment
175,000	QUALCOMM Inc.	4.4%	9,572,500

	Computer Peripherals
225,000	Seagate Technology	1.7%	3,690,000

	Computers
325,000	Hewlett-Packard Co.		8,372,000
22,500	International Business Machines Corp.		4,137,300

		5.8%	12,509,300

	Consulting Services
50,000	Accenture PLC	1.2%	2,661,500

	Data Processing
5,000	Broadridge Financial Solutions Inc.		112,750
120,000	Paychex Inc.		3,613,200

		1.7%	3,725,950

	Data Storage
1,660,000	Brocade Communications Systems Inc. [q]	4.0%	8,615,400

	Electronic Components
625,000	Corning Inc.	3.8%	8,112,500

	Entertainment
110,000	The Walt Disney Co.	1.9%	4,125,000

	Financial Services
950,000	First Horizon National Corp.		7,600,000
500,000	SEI Investments Co.		8,675,000
400,000	Wells Fargo & Co.		11,024,000

		12.6%	27,299,000

	Footwear
80,000	Nike Inc.	3.6%	7,709,600

	Internet
198,602	eBay Inc. [q]		6,023,599
17,000	Google Inc. [q]		10,980,300

		7.9%	17,003,899

	Machinery
30,000	Deere & Co.	1.1%	2,320,500

	Media
150,000	Scripps Networks Interactive Inc.	2.9%	6,363,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
210,000	MDU Resources Group Inc.	2.1%	4,506,600

	Networking Products
650,000	Cisco Systems Inc.	5.4%	11,752,000

	Oil & Gas
65,000	Devon Energy Corp.	1.9%	4,030,000

	Pharmaceuticals
200,000	Gilead Sciences Inc. [q]	3.8%	8,186,000

	Professional Services
165,000	Insperity Inc.	1.9%	4,182,750

	Retail
20,000	Costco Wholesale Corp.		1,666,400
190,000	Lowe’s Cos., Inc.		4,822,200
175,000	Target Corp.		8,963,500
220,000	Walgreen Co.		7,273,200

		10.5%	22,725,300

	Semiconductor Capital Equipment
800,000	Applied Materials Inc.	4.0%	8,568,000

	Semiconductors
10,000	Altera Corp.		371,000
425,000	Intel Corp.		10,306,250
375,000	MIPS Technologies Inc. [q]		1,672,500

		5.7%	12,349,750

	Software
265,000	Adobe Systems Inc. [q]		7,491,550
50,000	Autodesk Inc. [q]		1,516,500
300,000	Symantec Corp. [q]		4,695,000

		6.4%	13,703,050

	Total investment in equities (cost $216,815,362)	99.9%	215,983,535

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
286,583	BBH Cash Management Service
	Bank of America, London, 0.03%, due 01/03/2012	0.1%	286,583

	Total short-term securities (cost $286,583)	0.1%	286,583

	Total securities (cost $217,101,945)	100.0%	216,270,118

	Other assets and liabilities - net	-0.0%	(1,454)

	Total net assets	100.0%	216,268,664

	q This security is non-income producing.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2011

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Healthcare Services
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	0.5%	953,750

	Telecommunications Services
2,000,000	NII Holdings Inc. 3.13%, due 06/15/2012	0.9%	2,012,500

	Total investment in convertible bonds (cost $2,672,366)	1.4%	2,966,250

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,691,726	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.9%	1,818,606

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,681,523
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,430,788

		2.9%	6,112,311

	Computers
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	1.0%	2,205,594

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,219,102
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015		538,418

		1.3%	2,757,520

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.0%	2,048,804

	Financial Services
2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014	1.0%	2,167,490

	Healthcare Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.1%	2,241,386

	Networking Products
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.5%	3,258,444

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,346,323
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,218,070
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021		2,120,474

		4.1%	8,684,867

	Retail
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		3,229,704
3,000,000	Lowe’s Cos., Inc. 3.80%, due 11/15/2021		3,149,754
1,493,000	Target Corp. 5.13%, due 01/15/2013		1,562,813
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,845,692

		5.6%	11,787,963

	Semiconductor Capital Equipment
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1.5%	3,185,886

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,099,356
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,243,524

		2.0%	4,342,880

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017		2,308,104
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,244,556

		2.1%	4,552,660

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.1%	2,235,912

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,422,769
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,411,430

		2.8%	5,834,199

	Total investment in corporate bonds (cost $58,231,119)	29.9%	63,234,522

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2011 (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
1,000,000	U.S. Treasury 1.50%, due 07/15/2012		1,007,539
4,000,000	U.S. Treasury 1.75%, due 04/15/2013		4,079,376
4,500,000	U.S. Treasury 1.13%, due 06/15/2013		4,559,238
4,500,000	U.S. Treasury 3.13%, due 09/30/2013		4,724,474
5,000,000	U.S. Treasury 2.00%, due 11/30/2013		5,165,040
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,341,250
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,330,468
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,201,564
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,167,109
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,286,872
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,033,828
4,000,000	U.S. Treasury 2.75%, due 05/31/2017		4,377,812
3,500,000	U.S. Treasury 2.50%, due 06/30/2017		3,785,194
4,000,000	U.S. Treasury 3.75%, due 11/15/2018		4,653,436
5,000,000	U.S. Treasury 2.75%, due 02/15/2019		5,476,170
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,316,406
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,559,688
5,000,000	U.S. Treasury 3.63%, due 02/15/2020		5,798,830
5,000,000	U.S. Treasury 3.50%, due 05/15/2020		5,751,955
6,000,000	U.S. Treasury 2.13%, due 08/15/2021		6,153,750
6,000,000	U.S. Treasury 3.50%, due 02/15/2039		6,749,064
6,000,000	U.S. Treasury 4.38%, due 05/15/2040		7,794,372
6,000,000	U.S. Treasury 3.75%, due 08/15/2041		7,056,564
6,000,000	U.S. Treasury 3.13%, due 11/15/2041		6,285,936
2,465,760	U.S. Treasury (TIPS) 1.88%, due 07/15/2013		2,578,453
1,080,860	U.S. Treasury (TIPS) 1.63%, due 01/15/2018		1,230,829

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,161,720	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		2,599,635

	Total investment in U.S. government treasury bonds (cost $116,501,939)	58.1%	123,064,852

	Total investment in long-term securities (cost $177,405,424)	89.4%	189,265,624

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2012	1.1%	2,380,909

	Time Deposits
18,218,218	BBH Cash Management Service
	Bank of America, London, 0.03%, due 01/03/2012	8.6%	18,218,218

	Total short-term securities (cost $20,599,127)	9.7%	20,599,127

	Total securities (cost $198,004,551)	99.1%	209,864,751

	Other assets and liabilities - net	0.9%	1,857,752

	Total net assets	100.0%	211,722,503

	a Market value adjustments have been applied to these securities to reflect early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in common stocks and bonds, at market value

(cost $339,627,758, $3,398,167,276, $56,818,914)	$346,311,050	$3,834,735,822	$59,573,130

Investments in short-term securities

(at cost which approximates market value)	21,741,233	187,869,739	1,655,296

Cash	168,869	253,367	-

Receivables

Dividends and interest	183,342	4,139,845	66,188

Capital shares sold	222,811	10,145,507	144,685

Other assets	37,977	128,981	19,449

Total assets	$368,665,282	$4,037,273,261	$61,458,748
Liabilities

Payable upon return of loaned securities	13,277,738	-	-

Capital shares redeemed	330,651	5,397,951	80,098

Fees payable to Parnassus Investments	240,899	2,261,165	52,246

Accounts payable and accrued expenses	244,352	674,423	27,098

Total liabilities	$14,093,640	$8,333,539	$159,442

Net assets	$354,571,642	$4,028,939,722	$61,299,306
Net assets consist of

Undistributed net investment income	315,617	29,524	18,934

Unrealized appreciation on securities	6,683,292	436,568,546	2,754,216

Accumulated net realized gain (loss)	200,956	12,339,595	(39,538)

Capital paid-in	347,371,777	3,580,002,057	58,565,694

Total net assets	$354,571,642	$4,028,939,722	$61,299,306
Net asset value and offering per share

Net assets investor shares	$354,571,642	$3,398,904,454	$61,299,306

Net assets institutional shares	-	$630,035,268	-

Shares outstanding investor shares	10,065,420	128,987,335	3,464,792

Shares outstanding institutional shares	-	23,858,224	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$35.23	$26.35	$17.69

Institutional shares	-	$26.41	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in common stocks and bonds, at market value

(cost $718,479,693, $216,815,362, $177,405,424)	$643,815,450	$215,983,535	$189,265,624

Investments in short-term securities

(at cost which approximates market value)	57,701,102	286,583	20,599,127

Cash	-	-	-

Receivables

Dividends and interest	272,754	266,671	1,598,305

Capital shares sold	528,765	164,266	451,281

Other assets	64,497	27,402	14,241

Total assets	$702,382,568	$216,728,457	$211,928,578
Liabilities

Payable upon return of loaned securities	53,983,935	-	-

Capital shares redeemed	2,920,243	238,588	55,461

Fees payable to Parnassus Investments	539,565	171,228	95,088

Accounts payable and accrued expenses	113,772	49,977	55,526

Total liabilities	$57,557,515	$459,793	$206,075

Net assets	$644,825,053	$216,268,664	$211,722,503
Net assets consist of

Undistributed net investment income	-	31,803	220,893

Unrealized appreciation (depreciation) on securities	(74,664,243)	(831,827)	11,860,200

Accumulated net realized gain (loss)	(5,825,929)	1,295,004	59,367

Capital paid-in	725,315,225	215,773,684	199,582,043

Total net assets	$644,825,053	$216,268,664	$211,722,503
Net asset value and offering per share

Net assets investor shares	$644,825,053	$216,268,664	$211,722,503

Net assets institutional shares	-	-	-

Shares outstanding investor shares	32,116,572	11,010,870	12,074,611

Shares outstanding institutional shares	-	-	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$20.08	$19.64	$17.53

Institutional shares	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

STATEMENT OF OPERATIONS

Year ended December 31, 2011

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends

(net of foreign tax witholding of $0, $340,981, $0)	$5,789,331	$81,121,434	$810,043

Interest	17,804	50,727	510

Securities lending	20,276	291,594	694

Other income	-	17,220	-

Total investment income	$5,827,411	$81,480,975	$811,247
Expenses

Investment advisory fees	2,954,041	23,769,903	445,027

Transfer agent fees

Investor shares	392,080	1,052,888	47,478

Institutional shares	-	12,656	-

Fund administration	204,490	1,667,199	22,447

Service provider fees	463,186	6,879,893	77,796

Reports to shareholders	90,902	597,448	16,044

Registration fees and expenses	25,506	85,479	11,603

Custody fees	32,546	160,259	5,013

Overdraft charges	30,852	-	178

Professional fees	73,054	230,732	14,276

Trustee fees and expenses	17,486	139,808	1,446

Proxy voting fees	4,884	4,884	4,884

Pricing service fees	3,183	6,136	3,523

Other expenses	15,554	97,399	1,880

Total expenses	$4,307,764	$34,704,684	$651,595

Fees waived by Parnassus Investments	-	-	(21,706)

Net expenses	$4,307,764	$34,704,684	$629,889

Net investment income	$1,519,647	$46,776,291	$181,358
Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions	21,660,697	133,047,005	2,458,404

Net change in unrealized depreciation of securities	(62,273,359)	(68,072,705)	(2,410,283)

Net realized and unrealized gain (loss) on securities	$(40,612,662)	$64,974,300	$48,121

Net increase (decrease) in net assets resulting from operations	$(39,093,015)	$111,750,591	$229,479

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

STATEMENT OF OPERATIONS

Year ended December 31, 2011

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends

(net of foreign tax witholding of $64,800, $0, $0)	$7,590,575	$3,007,600	$-

Interest	8,517	2,232	5,097,282

Securities lending	89,987	146	66

Other income	-	-	-

Total investment income	$7,689,079	$3,009,978	$5,097,348
Expenses

Investment advisory fees	6,448,535	1,778,215	951,964

Transfer agent fees

Investor shares	705,100	141,695	134,325

Institutional shares	-	-	-

Fund administration	325,162	93,843	82,520

Service provider fees	1,327,037	377,649	243,326

Reports to shareholders	129,491	41,733	43,281

Registration fees and expenses	20,823	20,776	36,781

Custody fees	42,050	13,155	10,614

Overdraft charges	34,883	1,805	-

Professional fees	82,765	40,717	31,065

Trustee fees and expenses	17,360	5,640	6,662

Proxy voting fees	4,884	4,884	-

Pricing service fees	3,493	3,518	3,034

Other expenses	12,842	5,525	6,242

Total expenses	$9,154,425	$2,529,155	$1,549,814

Fees waived by Parnassus Investments	(128,241)	-	(116,324)

Net expenses	$9,026,184	$2,529,155	$1,433,490

Net investment income (loss)	$(1,337,105)	$480,823	$3,663,858
Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions	16,134,996	8,947,643	2,474,277

Net change in unrealized appreciation (depreciation) of securities	(153,041,335)	(21,143,733)	7,242,197

Net realized and unrealized gain (loss) on securities	$(136,906,339)	$(12,196,090)	$9,716,474

Net increase (decrease) in net assets resulting from operations	$(138,243,444)	$(11,715,267)	$13,380,332

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2011

	Parnassus Fund		Parnassus Equity Income Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Investment income (loss) from operations
Net investment income	$1,519,647	$1,647,357	$46,776,291	$37,746,247
Net realized gain from securities transactions	21,660,697	19,219,271	133,047,005	91,923,881
Net change in unrealized appreciation (depreciation)	(62,273,359)	39,426,194	(68,072,705)	150,761,420
Increase (decrease) in net assets resulting from operations	$(39,093,015)	$60,292,822	$111,750,591	$280,431,548
Distributions
From net investment income
Investor shares	(1,230,208)	(1,621,180)	(39,456,429)	(33,871,684)
Institutional shares	-	-	(7,634,701)	(3,890,635)
From realized capital gains
Investor shares	(29,088,025)	-	(55,849,963)	-
Institutional shares	-	-	(9,990,416)	-
Distributions to shareholders	$(30,318,233)	$(1,621,180)	$(112,931,509)	$(37,762,319)
Capital share transactions
Investor shares
Proceeds from sale of shares	179,826,213	108,558,919	967,612,081	1,219,844,958
Reinvestment of dividends	28,801,379	1,548,830	92,158,741	33,139,497
Shares repurchased	(229,101,779)	(75,498,210)	(810,600,550)	(685,833,625)
Institutional shares
Proceeds from sale of shares	-	-	321,381,379	281,722,238
Reinvestment of dividends	-	-	15,273,239	3,235,103
Shares repurchased	-	-	(113,534,763)	(94,625,834)
Increase (decrease) in net assets from capital share transactions	(20,474,187)	34,609,539	472,290,127	757,482,337
Increase (decrease) in net assets	$(89,885,435)	$93,281,181	$471,109,209	$1,000,151,566
Net Assets
Beginning of year	444,457,077	351,175,896	3,557,830,513	2,557,678,947
End of year	$354,571,642	$444,457,077	$4,028,939,722	$3,557,830,513
Undistributed net investment income	$315,617	$26,176	$29,524	$344,364
Shares issued and redeemed
Investor shares
Shares sold	4,311,928	2,955,182	36,235,212	49,635,760
Shares issued through dividend reinvestment	837,999	38,167	3,565,198	1,340,670
Shares repurchased	(6,062,637)	(2,099,485)	(30,557,725)	(27,929,800)
Institutional shares
Shares sold	-	-	12,036,031	11,329,212
Shares issued through dividend reinvestment	-	-	589,968	128,733
Shares repurchased	-	-	(4,221,855)	(3,878,344)
Net increase (decrease) in shares outstanding
Investor shares	(912,710)	893,864	9,242,685	23,046,630
Institutional shares	-	-	8,404,144	7,579,601

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2011

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Investment income (loss) from operations
Net investment income (loss)	$181,358	$490,576	$(1,337,105)	$1,715,829
Net realized gain from securities transactions	2,458,404	3,122,398	16,134,996	9,954,404
Net change in unrealized appreciation (depreciation)	(2,410,283)	1,604,084	(153,041,335)	69,299,921
Increase (decrease) in net assets resulting from operations	$229,479	$5,217,058	$(138,243,444)	$80,970,154
Distributions
From net investment income
Investor shares	(450,005)	(480,784)	(35,590)	(8,409,293)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	(3,039,992)	(1,426,771)	(21,757,794)	(2,740,344)
Institutional shares	-	-	-	-
Distributions to shareholders	$(3,489,997)	$(1,907,555)	$(21,793,384)	$(11,149,637)
Capital share transactions
Investor shares
Proceeds from sale of shares	38,918,732	13,716,267	825,392,677	317,694,405
Reinvestment of dividends	3,319,828	1,831,250	20,071,960	10,453,640
Shares repurchased	(14,489,838)	(4,850,207)	(485,945,780)	(67,793,100)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase in net assets from capital share transactions	27,748,722	10,697,310	359,518,857	260,354,945
Increase in net assets	$24,488,204	$14,006,813	$199,482,029	$330,175,462
Net Assets
Beginning of year	36,811,102	22,804,289	445,343,024	115,167,562
End of year	$61,299,306	$36,811,102	$644,825,053	$445,343,024
Undistributed net investment income	$18,934	$15,964	$-	$35,186
Shares issued and redeemed
Investor shares
Shares sold	2,033,779	801,243	34,269,675	15,126,404
Shares issued through dividend reinvestment	192,228	103,987	1,005,620	445,118
Shares repurchased	(778,154)	(289,219)	(21,751,350)	(3,406,806)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase in shares outstanding
Investor shares	1,447,853	616,011	13,523,945	12,164,716
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2011

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2011

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Investment income (loss) from operations
Net investment income	$480,823	$111,346	$3,663,858	$4,278,348
Net realized gain from securities transactions	8,947,643	8,131,360	2,474,277	5,172,860
Net change in unrealized appreciation (depreciation)	(21,143,733)	6,213,040	7,242,197	325,195
Increase (decrease) in net assets resulting from operations	$(11,715,267)	$14,455,746	$13,380,332	$9,776,403
Distributions
From net investment income
Investor shares	(591,417)	(3,409,715)	(3,789,113)	(5,798,487)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	(8,160,168)	(4,022,229)	(2,720,539)	(3,634,397)
Institutional shares	-	-	-	-
Distributions to shareholders	$(8,751,585)	$(7,431,944)	$(6,509,652)	$(9,432,884)
Capital share transactions
Investor shares
Proceeds from sale of shares	199,444,524	100,942,506	69,977,815	70,767,524
Reinvestment of dividends	8,211,012	7,163,399	5,930,625	8,686,082
Shares repurchased	(114,410,804)	(66,938,672)	(51,243,059)	(37,534,327)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase in net assets from capital share transactions	93,244,732	41,167,233	24,665,381	41,919,279
Increase in net assets	$72,777,880	$48,191,035	$31,536,061	$42,262,798
Net Assets
Beginning of year	143,490,784	95,299,749	180,186,442	137,923,644
End of year	$216,268,664	$143,490,784	$211,722,503	$180,186,442
Undistributed net investment income	$31,803	$128,426	$220,893	$68,538
Shares issued and redeemed
Investor shares
Shares sold	9,338,100	5,086,731	4,046,821	4,082,147
Shares issued through dividend reinvestment	424,375	344,546	342,248	502,957
Shares repurchased	(5,647,154)	(3,434,454)	(2,976,773)	(2,160,410)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase in shares outstanding
Investor shares	4,115,321	1,996,823	1,412,296	2,424,694
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds seek long-term capital appreciation. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund also seek current income.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.1% to 2.5% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfer in and out of Levels 1 and 2. It also clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value.

PARNASSUS FUNDS	Annual Report • 2011

Notes to Financial Statements (continued)

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2006 or state taxing authorities before 2005.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

Annual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds themselves are not covered by FDIC insurance.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund hold debt instruments issued by Microvest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. Microvest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PARNASSUS FUNDS	Annual Report • 2011

Notes to Financial Statements (continued)

2. Fair Value Measurements

The following table summarizes the portfolio’s financial assets as of December 31, 2011, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$86,108,700	$-	$-	$86,108,700

Energy	16,647,900	-	-	16,647,900

Financials	39,901,250	-	-	39,901,250

Healthcare	20,454,500	-	-	20,454,500

Industrials	19,369,900	-	-	19,369,900

Information Technology	163,828,800	-	-	163,828,800

Short-Term Investments	20,362,408	-	1,378,825	21,741,233
Total	$366,673,458	$-	$1,378,825	$368,052,283

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$160,451,600	$-	$-	$160,451,600

Consumer Staples	635,601,299	-	-	635,601,299

Energy	220,562,000	-	-	220,562,000

Financials	198,040,000	-	-	198,040,000

Healthcare	745,673,691	-	-	745,673,691

Industrials	574,453,895	-	-	574,453,895

Information Technology	849,468,440	-	-	849,468,440

Materials	71,771,912	-	-	71,771,912

Utilities	378,712,985	-	-	378,712,985

Short-Term Investments	180,317,036	-	7,552,703	187,869,739
Total	$4,015,052,858	$-	$7,552,703	$4,022,605,561

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$2,266,185	$-	$-	$2,266,185

Consumer Staples	3,372,260	-	-	3,372,260

Energy	5,147,500	-	-	5,147,500

Financials	6,228,210	-	-	6,228,210

Healthcare	7,809,410	-	-	7,809,410

Industrials	13,431,555	-	-	13,431,555

Information Technology	14,837,900	-	-	14,837,900

Materials	2,596,230	-	-	2,596,230

Utilities	3,883,880	-	-	3,883,880

Short-Term Investments	1,655,296	-	-	1,655,296
Total	$61,228,426	$-	$-	$61,228,426

Annual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$73,340,050	$-	$-	$73,340,050

Consumer Staples	5,455,350	-	-	5,455,350

Energy	47,571,800	-	-	47,571,800

Financials	98,084,050	-	-	98,084,050

Healthcare	112,965,100	-	-	112,965,100

Industrials	22,815,000	-	-	22,815,000

Information Technology	229,038,750	-	-	229,038,750

Materials	20,815,750	-	-	20,815,750

Utilities	33,729,600	-	-	33,729,600

Short-Term Investments	57,701,102	-	-	57,701,102
Total	$701,516,552	$-	$-	$701,516,552

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$31,983,300	$-	$-	$31,983,300

Consumer Staples	8,939,600	-	-	8,939,600

Energy	4,030,000	-	-	4,030,000

Financials	27,299,000	-	-	27,299,000

Healthcare	14,735,736	-	-	14,735,736

Industrials	12,225,450	-	-	12,225,450

Information Technology	112,263,849	-	-	112,263,849

Utilities	4,506,600	-	-	4,506,600

Short-Term Investments	286,583	-	-	286,583
Total	$216,270,118	$-	$-	$216,270,118

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$2,966,250	$-	$2,966,250

Corporate Bonds	-	63,234,522	-	63,234,522

U.S. Government Treasury Bonds	-	123,064,852	-	123,064,852

Short-Term Investments	18,218,218	-	2,380,909	20,599,127
Total	$18,218,218	$189,265,624	$2,380,909	$209,864,751

PARNASSUS FUNDS	Annual Report • 2011

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2011:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit	Community Development Loans
	Community Development Loans	Community Development Loans
Balance as of December 31, 2010	$1,378,667	$5,179,362	$997,697
Discounts/premiums amortization	158	(127,106)	(116,879)
Purchases	-	3,500,000	2,500,000
Sales	-	(999,553)	(999,909)
Balance as of December 31, 2011	$1,378,825	$7,552,703	$2,380,909

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

3. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

	Parnassus Fund		Parnassus Equity Income Fund		Parnassus Mid-Cap Fund
Distributions paid from:	2011	2010	2011	2010	2011	2010
Ordinary Income	$1,230,208	$1,621,180	$47,091,129	$37,762,319	$450,005	$480,784
Long-term capital gains	29,088,025	-	65,840,379	-	3,039,992	1,426,771
Total distributions	$30,318,233	$1,621,180	$112,931,508	$37,762,319	$3,489,997	$1,907,555
	Parnassus Small-Cap Fund		Parnassus Workplace Fund		Parnassus Fixed-Income Fund
Distributions paid from:	2011	2010	2011	2010	2011	2010
Ordinary Income	$35,590	$8,415,153	$591,417	$3,409,715	$3,789,113	$5,798,487
Long-term capital gains	21,757,794	2,734,484	8,160,168	4,022,229	2,720,539	3,634,397
Total distributions	$21,793,384	$11,149,637	$8,751,585	$7,431,944	$6,509,652	$9,432,884

As of December 31, 2011, the cost of investments in long-term securities, net unrealized appreciation/depreciation, distributable earnings and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Cost of investment	$340,800,277	$3,400,379,787	$56,849,937	$718,512,973	$216,880,619	$177,405,424
Unrealized appreciation	34,115,754	506,704,973	5,248,192	49,727,053	16,961,198	11,860,200
Unrealized depreciation	27,432,462	70,136,427	2,493,976	124,391,296	17,793,025	-
Net unrealized appreciation (depreciation)	$6,683,292	$436,568,546	$2,754,216	$(74,664,243)	$(831,827)	$11,860,200
Distributable earnings –ordinary income	$1,519,649	$46,776,290	$452,975	$-	$494,794	$3,941,468
Distributable earnings – long-term capital gains	$22,852,388	$80,392,486	$2,173,076	$21,883,742	$8,932,194	$2,196,667
Undistributed earnings –ordinary income	$315,617	$29,524	$18,934	$-	$31,803	$220,893
Undistributed earnings – long-term capital gains	$2,170,761	$14,552,106	$7,716	$125,948	$1,360,261	$59,368

Annual Report • 2011	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Post-October capital losses as of December 31, 2011, which is deferred until 2012 for income tax purposes, were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Fund	$796,436
Parnassus Mid-Cap Fund	16,232
Parnassus Small-Cap Fund	5,918,595

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2011. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales.

Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2011. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase in Undistributed Net Investment Income	Decrease in Undistributed Net Realized Loss	Decrease in Capital Paid-In
Parnassus Mid-Cap Fund	$271,618	$(271,618)	$-
Parnassus Small-Cap Fund	1,337,509	-	(1,337,509)
Parnassus Workplace Fund	13,971	(13,971)	-
Parnassus Fixed-Income Fund	277,610	(277,610)	-

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

PARNASSUS FUNDS	Annual Report • 2011

Notes to Financial Statements (continued)

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$336,566,794	$390,128,326
Parnassus Equity Income Fund	2,643,660,757	2,285,511,565
Parnassus Mid-Cap Fund	43,716,994	19,846,121
Parnassus Small-Cap Fund	678,278,207	285,290,553
Parnassus Workplace Fund	189,195,000	99,402,394
Parnassus Fixed-Income Fund	57,029,157	50,868,403

5. Investment Advisory Agreement and Transactions with Affiliates

Under the terms of the agreement, which provide for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2011, Parnassus Investments contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund.

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2011, Parnassus Investments contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.77% of net assets for the Parnassus Equity Income Fund – Institutional Shares, and 0.75% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.04% of average net assets under this new agreement for the year ended December 31, 2011.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

Annual Report • 2011	PARNASSUS FUNDS

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$40.49		$34.82		$23.59		$36.66		$36.23
Income (loss) from operations(a):
Net investment income	0.13		0.15		0.09		0.17		-
Net realized and unrealized gain (loss) on securities	(2.25)		5.67		11.22		(12.76)		2.03
Total from investment operations	(2.12)		5.82		11.31		(12.59)		2.03
Distributions:
Dividends from net investment income	(0.12)		(0.15)		(0.08)		(0.17)		(0.01)
Distributions from net realized gains on securities	(3.02)		-		-		(0.31)		(1.59)
Total distributions	(3.14)		(0.15)		(0.08)		(0.48)		(1.60)
Net asset value at end of year	$35.23		$40.49		$34.82		$23.59		$36.66
Total overall return	(5.01%)		16.71%		47.94%		(34.12%)		5.43%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.94%		0.97%		1.00%		1.01%		1.00%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.94	%(b)	0.97	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income (loss) to average net assets	0.33%		0.42%		0.31%		0.51%		(0.01%)
Portfolio turnover rate	74.43%		51.77%		53.24%		98.38%		88.67%
Net assets, end of year (000s)	$354,572		$444,457		$351,176		$173,911		$280,008

PARNASSUS FUNDS	Annual Report • 2011

Financial Highlights (continued)

Parnassus Equity Income Fund – Investor Shares
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$26.31		$24.45		$19.29		$25.31		$24.83
Income (loss) from operations(a):
Net investment income	0.32		0.30		0.33		0.27		0.20
Net realized and unrealized gain (loss) on securities	0.48		1.85		5.15		(6.05)		3.28
Total from investment operations	0.80		2.15		5.48		(5.78)		3.48
Distributions:
Dividends from net investment income	(0.31)		(0.29)		(0.32)		(0.24)		(1.18)
Distributions from net realized gains on securities	(0.45)		-		-		-		(1.82)
Total distributions	(0.76)		(0.29)		(0.32)		(0.24)		(3.00)
Net asset value at end of year	$26.35		$26.31		$24.45		$19.29		$25.31
Total overall return	3.13%		8.89%		28.73%		(22.95%)		14.13%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.94%		0.99%		0.99%		0.99%		1.03%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.94	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)	0.99	%(b)
Ratio of net investment income to average net assets	1.19%		1.23%		1.63%		1.21%		0.73%
Portfolio turnover rate	63.04%		54.30%		60.16%		70.20%		91.42%
Net assets, end of year (000s)	$3,398,905		$3,150,408		$2,364,691		$1,400,214		$867,577

Parnassus Equity Income Fund – Institutional Shares
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$26.36		$24.51		$19.34		$25.35		$24.86
Income (loss) from operations(a):
Net investment income	0.38		0.38		0.31		0.32		0.25
Net realized and unrealized gain (loss) on securities	0.50		1.82		5.22		(6.05)		3.28
Total from investment operations	0.88		2.20		5.53		(5.73)		3.53
Distributions:
Dividends from net investment income	(0.38)		(0.35)		(0.36)		(0.28)		(1.22)
Distributions from net realized gains on securities	(0.45)		-		-		-		(1.82)
Total distributions	(0.83)		(0.35)		(0.36)		(0.28)		(3.04)
Net asset value at end of year	$26.41		$26.36		$24.51		$19.34		$25.35
Total overall return	3.40%		9.07%		28.97%		(22.73%)		14.35%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.70%		0.75%		0.77%		0.79%		0.82%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.70	%(b)	0.75	%(b)	0.77	%(b)	0.78	%(b)	0.78	%(b)
Ratio of net investment income to average net assets	1.43%		1.54%		1.51%		1.44%		0.95%
Portfolio turnover rate	63.04%		54.30%		60.16%		70.20%		91.42%
Net assets, end of year (000s)	$630,035		$407,423		$192,987		$137,501		$45,197

Annual Report • 2011	PARNASSUS FUNDS

Financial Highlights (continued)

Parnassus Mid-Cap Fund
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$18.25		$16.28		$12.00		$17.39		$17.36
Income (loss) from operations(a):
Net investment income (loss)	0.06		0.30		0.11		0.06		(0.08)
Net realized and unrealized gain (loss) on securities	0.51		2.70		4.24		(5.21)		0.40
Total from investment operations	0.57		3.00		4.35		(5.15)		0.32
Distributions:
Dividends from net investment income	(0.13)		(0.24)		(0.07)		(0.03)		(0.12)
Distributions from net realized gains on securities	(1.00)		(0.79)		-		(0.21)		(0.17)
Total distributions	(1.13)		(1.03)		(0.07)		(0.24)		(0.29)
Net asset value at end of year	$17.69		$18.25		$16.28		$12.00		$17.39
Total overall return	3.33%		18.70%		36.26%		(29.38%)		1.81%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.24%		1.46%		1.73%		2.25%		2.04%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	0.35%		1.73%		0.78%		0.40%		(0.42%)
Portfolio turnover rate	38.67%		53.22%		40.11%		132.74%		76.85%
Net assets, end of year (000s)	$61,299		$36,811		$22,804		$6,672		$6,524

Parnassus Small-Cap Fund
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$23.95		$17.92		$12.63		$16.91		$17.94
Income (loss) from operations(a):
Net investment income (loss)	(0.04)		0.15		0.13		0.08		(0.13)
Net realized and unrealized gain (loss) on securities	(3.15)		6.53		5.24		(4.32)		(0.56)
Total from investment operations	(3.19)		6.68		5.37		(4.24)		(0.69)
Distributions:
Dividends from net investment income	-		(0.47)		(0.08)		(0.04)		(0.04)
Distributions from net realized gains on securities	(0.68)		(0.18)		-		-		(0.30)
Total distributions	(0.68)		(0.65)		(0.08)		(0.04)		(0.34)
Net asset value at end of year	$20.08		$23.95		$17.92		$12.63		$16.91
Total overall return	(13.29%)		37.37%		42.50%		(25.08%)		(3.92%)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.22%		1.30%		1.47%		1.86%		2.06%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.18%)		0.75%		0.81%		0.51%		(0.72%)
Portfolio turnover rate	39.50%		35.33%		46.00%		100.41%		100.30%
Net assets, end of year (000s)	$644,825		$445,343		$115,168		$26,805		$7,997

PARNASSUS FUNDS	Annual Report • 2011

Financial Highlights (continued)

Parnassus Workplace Fund
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$20.81		$19.45		$12.22		$17.60		$17.05
Income (loss) from operations(a):
Net investment income	0.05		0.02		0.03		0.05		0.03
Net realized and unrealized gain (loss) on securities	(0.40)		2.48		7.56		(5.33)		0.94
Total from investment operations	(0.35)		2.50		7.59		(5.28)		0.97
Distributions:
Dividends from net investment income	(0.05)		(0.50)		(0.33)		-		(0.17)
Distributions from net realized gains on securities	(0.77)		(0.64)		(0.03)		(0.10)		(0.25)
Total distributions	(0.82)		(1.14)		(0.36)		(0.10)		(0.42)
Net asset value at end of year	$19.64		$20.81		$19.45		$12.22		$17.60
Total overall return	(1.62%)		12.96%		62.13%		(29.94%)		5.64%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.16%		1.25%		1.36%		2.32%		2.64%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.16	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)	1.20	%(b)
Ratio of net investment income to average net assets	0.22%		0.09%		0.16%		0.30%		0.16%
Portfolio turnover rate	47.22%		53.85%		32.73%		72.58%		56.18%
Net assets, end of year (000s)	$216,269		$143,491		$95,300		$7,951		$4,293

Parnassus Fixed-Income Fund
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$16.90		$16.74		$16.19		$16.29		$16.11
Income from operations(a):
Net investment income	0.33		0.45		0.51		0.47		0.67
Net realized and unrealized gain on securities	0.88		0.65		0.69		0.01		0.25
Total from investment operations	1.21		1.10		1.20		0.48		0.92
Distributions:
Dividends from net investment income	(0.34)		(0.59)		(0.64)		(0.57)		(0.69)
Distributions from net realized gains on securities	(0.24)		(0.35)		(0.01)		(0.01)		(0.05)
Total distributions	(0.58)		(0.94)		(0.65)		(0.58)		(0.74)
Net asset value at end of year	$17.53		$16.90		$16.74		$16.19		$16.29
Total overall return	7.24%		6.61%		7.48%		2.98%		5.81%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.81%		0.83%		0.87%		0.88%		0.87%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)
Ratio of net investment income to average net assets	1.92%		2.60%		3.07%		2.90%		4.13%
Portfolio turnover rate	29.25%		56.06%		46.24%		44.87%		32.48%
Net assets, end of year (000s)	$211,723		$180,186		$137,924		$100,070		$80,862

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares,

1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund. (See Note 5 for details).

Annual Report • 2011	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†

Name	Herbert A. Houston	Jeanie S. Joe	Donald V. Potter	Jerome L. Dodson

Age	68	64	66	68

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.	Indefinite. Since October 2004.	Indefinite. Since 2002.	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.	President of Strategystreet.com business strategy.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	None	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

PARNASSUS FUNDS	Annual Report • 2011

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Todd C. Ahlsten	Marc C. Mahon	Richard D. Silberman	John V. Skidmore II

Age	39	34	73	46

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Secretary	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 1986.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years

Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Equity Income Fund since 2001.

		Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007. Accounting Manager of Parnassus Funds and Parnassus Income Funds from July 2004 to March 2007.	Retired business lawyer.	Chief Compliance Officer of Parnassus Investments since February 2008. Deputy Chief Compliance Officer of Genworth Financial Wealth Management from 2005 to 2007.

Annual Report • 2011	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2011, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	100.00%	100.00%

Parnassus Equity Income Fund	100.00%	100.00%

Parnassus Mid-Cap Fund	99.50%	99.54%

Parnassus Small-Cap Fund	33.16%	33.38%

Parnassus Workplace Fund	87.60%	87.60%

Parnassus Fixed-Income Fund	0.02%	0.02%

PARNASSUS FUNDS	Annual Report • 2011

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2011. During the fiscal year ending December 31, 2011 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Strategystreet.com business strategy. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2010 and 2011 were $111,085 and $73,246 respectively and the Parnassus Income Funds fiscal year ended December 31, 2010 and 2011 were $104,115 and $168,151 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the Parnassus Funds fiscal years ended December 31, 2010 and 2011 were $8,200 and $8,600 respectively and the Parnassus Income Funds fiscal years ended December 31, 2010 and 2011 were $8,200 and $8,600 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2010 and 2011 were $29,167 and, $26,703 respectively and the Parnassus Income Funds fiscal years ended December 31, 2010 and 2011 were $13,833 and $9,200 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $29,167 and $26,703 for the Parnassus Funds fiscal years ended December 31, 2010 and 2011, respectively and $13,833 and $9,200 for the Parnassus Income Funds fiscal years ended December 31, 2010 and 2011, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 10, 2012	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2012

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 10, 2012

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Treasurer